SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-11(c) or Rule 14a-12

Southwest Gas Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2007 Annual Meeting of Shareholders and Proxy Statement
SOUTHWEST GAS CORPORATION Annual Meeting 2007 May 3, 2007 – Las Vegas, Nevada

SOUTHWEST GAS CORPORATION

5241 Spring Mountain Road

Las Vegas, Nevada 89150

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Thursday, May 3, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Southwest Gas Corporation (“Company”) will be held on Thursday, May 3, 2007, at 10:00 a.m. in the conference facilities at the Palms Casino Resort, 4321 West Flamingo Road, Las Vegas, Nevada, for the following purposes:

(1)	To elect 12 directors of the Company;

(2)	To consider and act upon a proposal to approve the 2006 Restricted Stock/Unit Plan, as set forth in Exhibit A to the Proxy Statement;

(3)	To consider and act upon a proposal to amend the Restated Articles of Incorporation of the Company to increase the authorized shares of Common Stock from 45,000,000 to 60,000,000 shares;

(4)	To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company has established March 6, 2007, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

Shareholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE THE ACCOMPANYING PROXY BY TELEPHONE, INTERNET, OR MAIL AT YOUR EARLIEST CONVENIENCE. IF YOU MAIL IN YOUR PROXY, PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE.

The Annual Report to Shareholders for the year ended December 31, 2006, is also enclosed.

George C. Biehl
Executive Vice President/Chief Financial Officer & Corporate Secretary

March 26, 2007

i

ii

Jeffrey W. Shaw, C.E.O.

March 26, 2007

Dear Shareholders:

You are cordially invited to the Annual Meeting of Shareholders of Southwest Gas Corporation scheduled to be held on Thursday, May 3, 2007, in the conference facilities at the Palms Casino Resort, 4321 West Flamingo Road, Las Vegas, Nevada, commencing at 10:00 a.m. Your Board of Directors looks forward to greeting personally those shareholders able to attend.

At the meeting you will be asked to elect 12 directors, adopt the 2006 Restricted Stock/Unit Plan, increase the authorized shares of Company common stock and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2007. Your Board of Directors asks you to support the director nominees listed in the proxy materials and to vote FOR adoption of the new equity based compensation plan, the increase in authorized shares, and the selection of PricewaterhouseCoopers LLP.

It is important that your shares are represented and voted at the meeting regardless of the number of shares you own and whether or not you plan to attend. Accordingly, we request you vote the accompanying proxy by telephone, internet, or mail at your earliest convenience.

Your interest and participation in the affairs of the Company are sincerely appreciated.

Sincerely,

LOCATION OF 2007

SOUTHWEST GAS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

PALMS CASINO RESORT

4321 West Flamingo Road

Las Vegas, Nevada

SOUTHWEST GAS CORPORATION

5241 Spring Mountain Road • P.O. Box 98510

• Las Vegas, Nevada 89193-8510 •

PROXY STATEMENT

March 26, 2007

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Southwest Gas Corporation for the 2007 Annual Meeting of Shareholders and for any adjournment or postponement of the Annual Meeting. In this proxy statement, we refer to Southwest Gas Corporation as “the Company,” “the Board of Directors as” “we,” “our,” “us,” or “the Board” and the committees of the Board of Directors as the name of the specific committee or as “the committee.”

We intend to mail this proxy statement and a proxy card to shareholders on or about March 26, 2007.

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting in these materials, including the election of directors, approval of the 2006 Restricted Stock/Unit Plan (the “2006 Plan”), amending the Articles of Incorporation to increase authorized shares of Company common stock, and ratifying the selection of our independent accountants, and the transaction of other business, if properly presented at the meeting.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on March 6, 2007, the record date for the Annual Meeting, are entitled to receive notice of and participate in the meeting. If you were a shareholder of record on that date, you are entitled to vote all of the shares that you held on that date at the meeting, or any adjournment or postponement of the meeting.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to mail your proxy directly to us, to give your voting instructions on the internet or by telephone, or to vote in person at the Annual Meeting.

If you hold your shares in a brokerage account or through a bank or other holder of record, you are the beneficial owner of the shares and hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your brokers, banks, or other holders of record, how to vote by following the instructions that accompany your proxy materials.

If you hold your shares indirectly in the Southwest Gas Corporation Employees Investment Plan (the “EIP”), you have the right to direct the trustee of the EIP how to vote your shares by following the instructions that accompany your proxy materials.

How many votes do I have?

You have one vote for each share of Company common stock you owned as of the record date for the Annual Meeting.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the meeting. To vote by proxy, you must either:

*	Complete the enclosed proxy card, sign it and return it in the enclosed postage-paid envelope;

*	Vote by telephone by calling toll-free 1-800-660-7809 on a touch-tone telephone and following the instructions on the enclosed proxy card; or

*	Vote over the internet at our internet address: www.proxyvoting.com/swg by following the instructions on the enclosed proxy card.

Can I change my vote?

Yes, you can change your vote by (a) sending a new proxy card with a later date; (b) casting a new vote by telephone or over the internet; (c) sending a written notice of revocation to our Corporate Secretary by mail to Shareholder Services, Southwest Gas Corporation, P.O. Box 98510, Las Vegas, NV 89193-8510, or by facsimile at 702-871-9942; or (d) voting by ballot at the Annual Meeting.

What are the Board’s recommendations?

The Board’s recommendations are set forth with the description of each item in this proxy statement. In summary, the Board recommends a vote:

*	FOR election of the nominated slate of directors (see Item 1);

*	FOR approval of the 2006 Plan (see Item 2);

*	FOR increasing authorized shares of Company common stock to 60,000,000 shares (see Item 3); and

*	FOR ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants (see Item 4).

With respect to any other matter that properly comes before the Annual Meeting, LeRoy C. Hanneman, Jr. and James J. Kropid, our proxies, will vote as recommended by the Board or, if no recommendation is given, at their discretion.

How many votes must be present to hold the Annual Meeting?

We will have a quorum, and we will be able to conduct the business of the Annual Meeting, if the holders of majority of the shares entitled to vote are represented in person or by proxy at the meeting. As of the record date, 42,041,680 shares of Company common stock were outstanding and the presence of the holders of at least 21,020,841 shares of Company common stock will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the votes considered being present at the meeting.

A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange (the “NYSE”) determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. The election of directors, the increase in authorized shares of Company common stock, and the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants are currently considered “routine” matters and a broker has the discretionary voting power to vote on these matters without any instructions from the beneficial owner. Beneficial owners of Company common stock will have to give voting instructions to a broker in order for a broker to vote on the proposed 2006 Plan.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast. Adoption of the proposed 2006 Plan and ratification of PricewaterhouseCoopers LLP’s selection requires the affirmative vote of a majority of shares of Company common stock represented at the Annual Meeting and entitled to vote. Increasing the authorized number of shares of Company common stock to 60,000,000 shares requires the affirmative vote of a majority of shares outstanding on the Record Date.

Do I have an opportunity to cumulate my votes for director nominees?

Shareholders have cumulative voting rights for the election of directors, if certain conditions are met. Shareholders entitled to vote may cumulate their votes for a candidate or candidates placed in nomination at the meeting if, prior to the voting at the meeting, notice has been given that a shareholder intends to cumulate his or her votes. Shareholders deciding to cumulate their votes may cast as many votes as there are directors to be elected, multiplied by the number of shares of Company common stock held on the Record Date. The votes may be cast for one candidate or allocated among two or more candidates in any manner the shareholders choose. If any shareholder has given notice of cumulative voting, all shareholders may cumulate their votes for candidates in nomination.

If sufficient numbers of shareholders exercise cumulative voting rights to elect one or more other candidates, our proxies will:

*	determine the number of directors they can elect;

*	select such number from among the named candidates;

*	cumulate their votes; and

*	cast their votes for each candidate among the number they can elect.

How are my votes counted?

*	Election of Directors: You may vote “FOR ALL,” “FOR ALL EXCEPT” or “WITHHOLD AUTHORITY FOR ALL” of the director nominees. If you mark “FOR ALL EXCEPT,” your votes will be counted for every other director nominee.

*	Approval of the proposed 2006 Plan: You may vote “FOR,” “AGAINST,” or “ABSTAIN” the proposed 2006 Plan. If you “ABSTAIN” or if your shares are treated as a broker non-vote, your votes will be counted for purposes of establishing a quorum and will have no effect on the ratification of the proposal.

*

Approval to Increase Authorized Shares of Company Common Stock: You may vote “FOR,” “AGAINST,” or “ABSTAIN” the increase of authorized shares of Company common stock. If you “ABSTAIN” or if your shares are treated as a broker non-vote, your votes will be counted for purposes of establishing a quorum and will be treated as voting “AGAINST” approval of the proposal.

*	Ratification of the selection of PricewaterhouseCoopers LLP: You may vote “FOR,” “AGAINST,” or “ABSTAIN” the selection of our independent accountants. If you “ABSTAIN” or if your shares are treated as a broker non-vote, your votes will be counted for purposes of establishing a quorum and will have no effect on the ratification of the proposal.

We will appoint either one or three inspectors of election in advance of the meeting to tabulate votes, to ascertain whether a quorum is present, and to determine the voting results on all matters presented to Company shareholders.

What if I do not vote for some of the matters listed on my proxy card?

If you return a signed proxy card or vote by telephone or the internet without indicating your vote on any or all of the matters to be considered at the Annual Meeting, your shares will be voted “FOR” the director nominees listed on the proxy card and “FOR” each of the proposals.

Can the shares that I hold in a brokerage account or the EIP be voted if I do not instruct my broker or the EIP trustee?

*	Shares held in street name: If you do not instruct your broker to vote your shares of Company common stock held in street name, your broker has the discretion to vote your shares on all routine matters scheduled to come before the Annual Meeting. If any matters to be considered at the meeting are viewed as “non-routine,” your broker does not have discretion to vote your shares and, if you do not give your broker voting instructions, your broker will vote your shares as broker non-votes. The election of directors, the increase in authorized shares of Company common stock, and the ratification of the selection of our independent accountants are “routine” and your broker will have the discretion to vote your shares unless you provide voting instructions. Approval of the proposed 2006 Plan is viewed as “non-routine” and your broker will need instructions from you in order to vote on this proposal.

*	Shares held in the EIP: If you do not provide instructions to the EIP trustee for the shares of Company common stock you hold in the EIP, then the EIP trustee will vote your shares in the same proportion as the shares for which timely instructions were received.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will be considered at the Annual Meeting. If any other matters are properly brought before the meeting, your shares will be voted at the discretion of the proxies, unless otherwise instructed.

What Rules of Conduct will govern the Annual Meeting?

To ensure that our Annual Meeting is conducted in an orderly fashion and the shareholders wishing to speak at the meeting have a fair opportunity to do so, we will have certain guidelines and rules for the conduct of the meeting, which we will provide to those attending the meeting.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Who is soliciting my proxy?

Your proxy is being solicited by the Board. Morrow & Co. has been employed to assist in obtaining proxies from certain larger and other shareholders at an estimated cost of $6,500.00 plus certain expenses. Arrangements have also been made with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to you, if your shares are held in a street name, and Morrow & Co. will reimburse them for their expenses in providing the materials to you.

GOVERNANCE OF THE COMPANY

Board of Directors

Under the provisions of the California Corporations Code and the Company’s Bylaws, the Company’s business, property and affairs are managed by or are under our direction. We are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to us and by participating in our regular Board and committee meetings.

We have determined that directors Chestnut, Comer, Gardner, Hanneman, Kropid, Mariucci, Melarkey, Sparks, and Wright have no material relationships with the Company and are independent. We reached the same conclusion with respect to directors Thomas Y. Hartley and Manuel J. Cortez, while they served on the Board during 2006. We have also determined that members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent. In making this determination, we have reviewed all transactions or relationships with the Company using a definition of “material relationships” to include the criteria listed in Section 303A of the Listing Rules of the NYSE and have presumed that matters not subject to disclosure pursuant to Item 404 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”) and authorized by the Company’s regulatory tariffs above the Item 404 threshold are not “material relationships.” The definition of “material relationships” for directors on the Audit Committee also includes the criteria listed in Section 10A(m)(3) of the Exchange Act. The definition of “material relationships” for directors serving on the Compensation Committee, also includes the criteria listed in Section 16(b) of the Exchange Act and Section 162(m) of the Internal Revenue Code (the “Code”). The independence criteria we use is included in the Company’s corporate governance guidelines, which are available on the Company’s website at: http://www.swgas.com/investorrelations.

We based our determination primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family relationships and on discussions with directors. In concluding that the named directors are independent, we did review transactions involving directors Comer and Wright. During 2006, the Company contracted with Deloitte & Touche LLP to assist in developing a program to manage a component of the Company’s gas purchasing activities. The Deloitte contract was concluded in 2006 before Mr. Comer was elected to the Board. The Company also used one of Mr. Wright’s companies to secure title insurance for the purchase of a piece of real property in southern Nevada.

Our Board meetings are scheduled for the third Tuesday of January and September, the fourth Tuesday of February, the fifth Tuesday of July, the second Wednesday of November, and the

Wednesday before the Annual Meeting in May. An organizational meeting is held immediately following the Annual Meeting. We held six regular meetings and one organizational meeting in 2006. Each incumbent director attended more than 75% of the Board and committee meetings on which he or she served during 2006. Non-management directors are expected to meet in an executive session at least four times a year, and the “independent” directors are expected to meet at least once a year. These sessions are presided over by LeRoy C. Hanneman, Jr., Chairman of the Board, who is the current “Presiding Director.”

Committees of the Board

Our permanent Board committees consist of Audit, Compensation, Nominating and Corporate Governance, and Pension Plan Investment. Each committee has established responsibilities, while Audit, Compensation, and Nominating and Corporate Governance have detailed charters designed to satisfy the Listing Rules of the NYSE. The members of the Audit, Compensation, and Nominating and Corporate Governance committees are composed solely of independent directors as outlined above.

The Audit Committee, whose functions are discussed here and below under the captions “Selection of Independent Accountants” and “Audit Committee Report,” is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. It consists of directors Gardner (Chair), Chestnut, Comer, Kropid, Mariucci and Sparks. The committee meets periodically with management to consider, among other things, the adequacy of the Company’s internal controls and financial reporting process. The committee also discusses these matters with the Company’s independent accountants, internal auditors, and Company financial personnel. We determined that directors Comer, Gardner, and Mariucci, who are independent, each qualifies as an “audit committee financial expert,” as the term is defined in Item 401(h) of Regulation S-K under the Exchange Act.

The Compensation Committee is responsible for determining CEO compensation and making recommendations to us annually, on such matters as directors’ fees and benefit programs, executive compensation and benefits, and compensation and benefits for all other Company employees. The committee’s charge, as outlined in its charter, cannot be delegated without Board approval. The committee does receive recommendations from management on the amount and form of executive and director compensation; however, the committee does have the ability to directly employ consultants to assess the executive compensation program. The committee is also responsible for the “Executive Compensation Report.” The committee consists of directors Chestnut (Chair), Gardner, Hanneman, and Mariucci.

The Nominating and Corporate Governance Committee is responsible for making recommendations to us regarding nominees to be proposed for election as directors; evaluating the Board’s size, composition, organization, processes, practices, and number of committees; and recommending the criteria for the selection of directors. The committee considers written suggestions from shareholders regarding potential nominees for election as directors. The process for selecting directors is addressed in more detail below under the caption “Selection of Directors.” The committee is also charged with the responsibility of developing and recommending corporate governance principles and compliance programs for the Company. The committee consists of directors Kropid (Chair), Hanneman, Melarkey, Sparks, and Wright.

The Pension Plan Investment Committee establishes, monitors, and oversees, on a continuing basis, asset investment policy and practices for the Company’s retirement plan. The committee consists of directors Melarkey (Chair), Biehl, Comer, Maffie, and Wright.

During 2006, the Audit Committee held six meetings, the Compensation Committee held five meetings, the Nominating and Corporate Governance Committee held four meetings, and the Pension Plan Investment Committee held three meetings.

The charters for the Audit, Compensation, and Nominating and Corporate Governance Committees, the Company’s corporate governance guidelines, and the Company’s code of business conduct that applies to all employees, officers and directors are available on the Company’s website at: http://www.swgas.com/investorrelations. Print versions of these documents are available to shareholders upon request directed to the Corporate Secretary, Southwest Gas Corporation, 5241 Spring Mountain Road, Las Vegas, NV 89150.

Selection of Directors

We believe our Board should be composed of individuals with varied, complementary backgrounds, who possess certain core competencies, some of which may include broad experience in business, finance or administration, and familiarity with national and international business matters and the energy industry. Additional factors that will be considered in the selection process include the following:

*	Independence from management;

*	Diversity, age, education, and geographic location;

*	Knowledge and business experience;

*	Integrity, leadership, reputation, and ability to understand the Company’s business;

*	Existing commitments to other businesses and boards; and

*	The current number and composition of our existing directors.

The Nominating and Corporate Governance Committee will consider candidates for directors suggested by shareholders applying the criteria for candidates described above and considering the additional information referred to below. Shareholders who would like to suggest a candidate should write to the Company’s Corporate Secretary and include:

*	A statement that the writer is a shareholder and is proposing a candidate for consideration as a director nominee;

*	The name of and contact information for the candidate;

*	A statement of the candidate’s business and educational experience;

*	Information regarding each of the factors listed above, in sufficient detail to enable the committee to evaluate the candidate;

*	A statement detailing any relationship between the candidate and the Company, Company affiliates, and any competitor of the Company;

*	Detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

*	The candidate’s written consent to being named a nominee and serving as a director if elected.

When seeking a candidate for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. The committee may also retain a search firm to identify potential candidates.

As a result of director Cortez’s unexpected death in June 2006, the committee asked the committee chairman, director Kropid, and the CEO, Mr. Shaw, to initiate a search for his replacement from potential candidates in southern Nevada. In addition to the above-described factors, the committee also directed these individuals to take into consideration the regulatory requirements imposed on the board in selecting potential candidates. Two potential candidates were identified and the committee selected Stephen C. Comer as director Cortez’s replacement. Mr. Comer was elected at the January 2007 Board meeting. Mr. Comer and the directors you elected at last year’s Annual Meeting of Shareholders make up the slate of director nominees for your consideration at this year’s Annual Meeting.

Shareholders may also nominate a person for election to the Board at an annual meeting by giving written notice to the Company not less than 20 days prior to the first anniversary of the preceding year’s annual meeting, or within 10 days after notice is mailed or public disclosure is made regarding either a change of the annual meeting by more than 30 days or a special meeting at which directors are to be elected. For this year’s Annual Meeting, the required notice must be received by the Company on or before April 12, 2007. In order to make such a nomination, a shareholder is required to include in the written notice the following:

*	As to each person whom the shareholder proposes to nominate for election or reelection as a director all the information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A of the Exchange Act, as amended;

*	Each person’s written consent to being named a nominee and serving as a director, if elected;

*	The name and address of the proposing shareholder or beneficial owner; and

*	The class and number of shares of the Company held directly or indirectly by the proposing shareholder.

Shareholder Nominees

There were no director nominee candidates submitted by shareholders for consideration by the Nominating and Corporate Governance Committee for this year’s Annual Meeting.

Related Party Transactions

We have adopted a written policy and are in the process of implementing written procedures for the review, approval, or ratification of any related party transactions. The policy addresses transactions in which the Company was or is a participant, the amount exceeds $120,000, and a related party, which includes any director, executive officer, nominee for director or their immediate family members, had or will have a direct or indirect material interest. These transactions will be reported to the Company’s general counsel, reviewed by the Nominating and Corporate Governance Committee, and approved or ratified only if the committee determines that the transaction is not inconsistent with the best interests of the Company. The policy is included in the Company’s corporate governance guidelines, which is available on the Company’s website at: http://www.swgas.com/investorrelations.

Directors and Officers Share Ownership Guidelines

In order to align our interests with that of all shareholders, we have adopted Company common stock ownership guidelines for the directors and Company officers.

The outside directors are expected to acquire and retain a minimum of 3,000 shares of Company common stock. New outside directors elected at or after the 2006 Annual Meeting will be expected to satisfy the share ownership guidelines within two years of becoming a director. Management directors are expected to purchase and retain specific share minimums tied to their positions with the Company.

Company officers are expected to acquire and retain the following minimum levels of Company common stock.

*	Chief Executive Officer	25,000 shares
*	President	15,000 shares
*	Executive Vice President	12,500 shares
*	Senior Vice President	10,000 shares
*	Vice President	5,000 shares

Current executives have five years to satisfy these guidelines. Newly named executives and executives promoted to positions requiring a greater number of shares will have an additional two years to reach the new levels.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee through the 2006 Annual Meeting were directors Sparks, Cortez, Hanneman, Melarkey, and Wright. After the 2006 Annual Meeting of Shareholders, the members of the committee were directors Chestnut, Cortez, Gardner, Hanneman, and Mariucci, and except for director Cortez, these directors are the current members of the committee. Director Cortez died in June 2006 and was not replaced on the committee. None of the members has ever been an officer or employee of the Company or any of its subsidiaries and no “compensation committee interlocks” existed during 2006.

Director Attendance at Annual Meetings

We normally schedule Board meetings in conjunction with each annual meeting and we expect each director to attend the meetings. Last year, all of the directors attended the 2006 Annual Meeting of Shareholders.

Shareholder Communications with Directors

Any shareholders who would like to communicate with the Board, the Presiding Director, or any individual directors can write to:

Southwest Gas Corporation

Corporate Secretary

5241 Spring Mountain Road

P.O. Box 98510

Las Vegas, NV 89193-8510

Depending on the subject matter, management will either:

*	forward the communication to the director or directors to whom it is addressed;

*	attempt to handle the inquiry directly, for example, where it is a request for information about the Company or a stock-related matter; or

*	not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic.

If the communication is addressed to the Presiding Director, the communication will be forwarded directly to the Presiding Director and will not be processed by management. At each of our meetings, a member of management will present a summary of all communications received since the last meeting that were not forwarded and make such communications available to the directors.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board of Directors Recommends a Vote FOR Election of the Director Nominees.

Names and Qualifications of Nominees

Each director elected at an annual meeting will serve until the next annual meeting and until his or her successor is elected and qualified. Eleven of the nominees were elected to their present term of office at the last Annual Meeting on May 4, 2006. Manuel J. Cortez, who died unexpectedly in June 2006, was replaced by Stephen C. Comer in January 2007. Mr. Cortez served as a director for over 15 years and his counsel, insight, and advice will be missed.

The 12 nominees for director receiving the highest number of votes, a plurality, will be elected to serve until the next Annual Meeting. The names of the nominees, their principal occupation, and recent employment history are set forth on the following pages.

George C. Biehl

Executive Vice President, Chief Financial Officer & Corporate Secretary

Southwest Gas Corporation

Director Since: 1998

Board Committees: Pension Plan Investment

Mr. Biehl, 59, joined the Company in 1990 as Senior Vice President and Chief Financial Officer after serving in a number of capacities with Deloitte Haskins & Sells (now Deloitte &Touche) and as chief financial officer for PriMerit Bank for the five years before joining the Company. He assumed the responsibilities as Corporate Secretary for the Company in 1996 and was named Executive Vice President in 2000. Mr. Biehl graduated from The Ohio State University with a degree in accounting and earned his MBA with an emphasis in finance from Columbia University. He is a member of the American Institute of Certified Public Accountants, a member of the Las Vegas Chamber of Commerce Leadership Las Vegas Program, and serves on various committees of several trade associations.

Thomas E. Chestnut

Owner, President and CEO

Chestnut Construction Company

Director Since: 2004

Board Committees: Audit, Compensation (Chair)

Mr. Chestnut, 56, after serving in Vietnam with the U.S. Army, began a career in the construction industry in 1972 with Del Webb Corporation. Leaving Webb in 1980 as Manager of Commercial

Operations, Mr. Chestnut took a position with The Wray Company, a commercial contractor and wholly-owned subsidiary of Weyerhaeuser Company. He remained with Wray until 1990 when he founded Chestnut Construction Company in Tucson, Arizona. Mr. Chestnut is a past president and life director of the Arizona Builders Alliance and a past president of the Arizona Building Chapter of the Associated General Contractors of America. He is the past chair and life trustee of the Carondelet Foundation, a member of the Tucson Conquistadors, a member and past director of the Centurions of St. Mary’s Hospital, and a member of the Alexis de Toqueville Society of United Way of Greater Tucson. Mr. Chestnut was named the 2001 Tucson Small Business Leader of the Year by the Tucson Metropolitan Chamber of Commerce and the 2002 Arizona Small Business Person of the Year by the United States Small Business Administration.

Stephen C. Comer

Retired Managing Partner

Deloitte & Touche LLP

Director Since: January 2007

Board Committees: Audit, Pension Plan Investment

Mr. Comer, 57, received his degree in accounting from Cal State University Northridge in 1972. He began his career with Arthur Andersen LLP in Los Angeles and established Arthur Andersen’s Las Vegas office, as its managing partner, in 1985. Leaving Arthur Andersen in 2002, Mr. Comer took a position as partner with Deloitte & Touche LLP and was promoted to managing partner of its Nevada operations in 2004. He retired in December 2006. He is a member of the American Institute of Certified Public Accountants and Nevada Society of Certified Public Accountants. He is active in numerous civic, educational, and charitable organizations.

Richard M. Gardner

Retired Partner

Deloitte & Touche LLP

Director Since: 2004

Board Committees: Audit (Chair), Compensation

Mr. Gardner, 69, obtained his degree in accounting from Brigham Young University in 1963 and was employed by Deloitte & Touche in its Los Angeles and Phoenix offices until his retirement in 2000. As an audit partner for 27 years, he served clients in various industries and in several management capacities including Professional Practice Director for the Los Angeles area offices. He is a member of the American Institute of Certified Public Accountants and has been active in numerous civic, educational and charitable boards.

LeRoy C. Hanneman, Jr.

Chairman and Chief Executive Officer

Element Homes, LLC

Director Since: 2003

Chairman of Board of Directors

Board Committees: Compensation, Nominating & Corporate Governance

Mr. Hanneman, 60, received his undergraduate degree in construction engineering from Arizona State University. He is the chief executive officer of Element Homes, a homebuilding and real estate development company with projects in the metropolitan Phoenix, Arizona area. Mr. Hanneman is a 30-year veteran of the housing industry and former president, chief operating and executive officer of Del Webb Corp. He has served on a number of charitable organization boards including the United Way, Boy Scouts of America and Boys and Girls Club of America.

James J. Kropid

President

James J. Kropid Investments

Director Since: 1997

Board Committees: Audit, Nominating & Corporate Governance (Chair)

Mr. Kropid, 69, received his undergraduate degree from DePaul University and participated in the executive development program at the University of Illinois. He joined Centel Corporation in 1961 and became president of its Central Telephone Company-Nevada/Texas division in 1987. In 1993, the Governor of Nevada appointed him to the position of general manager of the Nevada State Industrial Insurance System, a position in which he served for almost two years. He is currently president of his own investment company. Mr. Kropid is involved in many civic and charitable organizations. In 2003, Mr. Kropid served as the interim executive director of the United Way of Southern Nevada and is on the board and executive committee of that organization. He is a past president of the Las Vegas Area Council of the Boy Scouts of America and presently serves on that board and executive committee. He is past chairman of the YMCA of Southern Nevada and serves as a trustee and on the executive committee of the Desert Research Institute Foundation and chairs that organization’s Green Power Project.

Michael O. Maffie

Retired Chief Executive Officer

Southwest Gas Corporation

Director Since: 1988

Board Committees: Pension Plan Investment

Mr. Maffie, 59, joined the Company in 1978 as Treasurer after seven years with Arthur Andersen & Co. He was named Vice President/Finance and Treasurer in 1982, Senior Vice President and Chief Financial Officer in 1984, Executive Vice President in 1987, President and Chief Operating Officer in 1988, President and Chief Executive Officer in 1993 and Chief Executive Officer in 2003, until his retirement in 2004. He received his undergraduate degree in accounting and his MBA in finance from the University of Southern California. He serves as a director of Boyd Gaming Corporation and is a former director of Del Webb Corporation and Wells Fargo Bank/Nevada Division. A member of various civic and professional organizations, he served as chairman of the board of trustees of the UNLV Foundation and is the past chairman of the Board of United Way of Southern Nevada. He also is a past director of the Western Energy Institute and the American Gas Association.

Anne L. Mariucci

Private Investor

Director Since: June 2006

Board Committees: Audit, Compensation

Ms. Mariucci, 49, received her undergraduate degree in accounting and finance from the University of Arizona and completed the corporate finance program at the Stanford University

Graduate School of Business. She spent the majority of her professional career in the large-scale community development and homebuilding business. Ms. Mariucci was employed by Del Webb Corporation in 1984 and served in a variety of senior management capacities, culminating in President. She retired from Del Webb’s successor, Pulte Homes, Inc., in 2003 and with two partners founded Inlign Capital Partners, a private equity firm investing in privately held companies. She is also affiliated with Hawkeye Partners in Dallas, TX and Glencoe Capital in Chicago, IL. Ms. Mariucci is on the boards of the Arizona State Retirement System and the Arizona Board of Regents. She also serves as a director of Scottsdale Healthcare, the Arizona University Foundation and the Fresh Start Women’s Foundation.

Michael J. Melarkey

Partner

Avansino, Melarkey, Knobel & Mulligan

Director Since: 2004

Board Committees: Nominating & Corporate Governance, Pension Plan Investment (Chair)

Mr. Melarkey, 57, a partner in the law firm of Avansino, Melarkey, Knobel & Mulligan received his undergraduate degree from the University of Nevada, Reno, his law degree from the University of San Francisco and his masters in laws in taxation from New York University. He has been in private legal practice in Reno, Nevada, since 1976. Mr. Melarkey is a member of the American Bar Association, the International Association of Gaming Lawyers and the State Bar of Nevada. He is a trustee of the Bretzlaff Foundation, the Robert S. and Dorothy J. Keyser Foundation, the Roxie and Azad Joseph Foundation, and the E. L. Wiegand Trust. He is vice president of Miami Oil Producers, Inc. and serves as a director of the Gabelli Dividend and Income Trust, the Gabelli Global Utility and Income Trust, the Gabelli Global Gold, Natural Resources & Income Trust, and the Gabelli Global Deal Fund, all closed-end mutual funds.

Jeffrey W. Shaw

Chief Executive Officer

Southwest Gas Corporation

Director Since: 2004

Board Committees: None

Mr. Shaw, 48, joined the Company in 1988 as Director of Internal Audit. He was promoted to Controller and Chief Accounting Officer in 1991, Vice President/Controller and Chief Accounting Officer in 1993, Vice President and Treasurer in 1994, Senior Vice President/Finance and Treasurer in 2000, Senior Vice President/Gas Resources and Pricing in 2002, President in 2003 and Chief Executive Officer in June 2004. Mr. Shaw received his degree in accounting from the University of Utah and worked for Arthur Andersen & Co., in its Dallas and Las Vegas offices prior to joining Southwest Gas. He is a member of the American Institute of Certified Public Accountants, the Nevada Society of CPAs, and the Leadership Las Vegas Alumni Association. Mr. Shaw serves on the boards of the American Gas Association, the Western Energy Institute, the UNLV Foundation, the Desert Research Institute and the Las Vegas Area Council of the Boy Scouts of America.

Carolyn M. Sparks

President

International Insurance Services, Ltd.

Director Since: 1988

Board Committees: Audit, Nominating & Corporate Governance

Mrs. Sparks, 65, graduated from the University of California Berkeley in 1963, and with her husband, co-founded International Insurance Services, Ltd., in Las Vegas, Nevada, in 1966. She served on the University and Community College System of the Nevada Board of Regents from 1984 to 1996, and in 1991 was elected to a two-year term as chair of the Board of Regents. Mrs. Sparks is actively involved with numerous charitable and civic organizations, including founding and chairing the University Medical Center Foundation and the Children’s Miracle Network Telethon. She is the chairperson of the Nevada Children’s Center Foundation, past president of the Salvation Army Advisory Board, vice president of Nevada Ballet Theater and was the founding president of the Nevada International Women’s Forum. She also serves on the Foundation Boards of the University of Nevada Las Vegas and the Community College of Southern Nevada. In 2004, she was appointed by the Governor of Nevada to the Nevada Taxicab Authority Board and was reappointed in 2006. She was recently selected to serve on the new statewide University of Nevada Health Sciences Center Advisory Board.

Terrence “Terry” L. Wright

Owner/Chairman of the Board of Directors

Nevada Title Company

Director Since: 1997

Board Committees: Nominating & Corporate Governance, Pension Plan Investment

Mr. Wright, 57, received his undergraduate degree in business administration and his juris doctor from DePaul University. He joined Chicago Title Insurance Company while in law school and after graduation remained with the company and eventually moved to the Las Vegas, Nevada office. In 1978, he acquired the assets of Western Title to form what is now known as Nevada Title Company. Mr. Wright is the chairman of the board and majority owner of Westcor Land Title Insurance Company, which has operations in Alabama, Arizona, California, Florida, Texas and Utah. He is a member of the California and Illinois bar associations and has served on the board of directors for Nevada Land Title Association, the Las Vegas Monorail and the Tournament Players Club at Summerlin. He is a past-chairman of the Nevada Development Authority and the Nevada Chapter of the Young President’s Organization. Mr. Wright is also the former chairman of the UNLV Foundation.

Securities Ownership by Directors, Director Nominees, Executive Officers, and Certain Beneficial Owners

Directors, Director Nominees and Executive Officers.    The following table discloses all Company common stock beneficially owned by the Company’s directors, the nominees for director and the executive officers of the Company, as of March 6, 2007.

Directors, Nominees & Executive Officers	No. of Shares Beneficially Owned (1)		Percent of Outstanding Common Stock (2)
George C. Biehl	67,749	(3)(4)	*
Thomas E. Chestnut	10,300	(5)	*
Stephen C. Comer	0
Manuel J. Cortez	21,873	(6)	*
Richard M. Gardner	10,728	(7)	*
LeRoy C. Hanneman, Jr.	10,273	(8)	*
Thomas Y. Hartley	408	(9)	*
James J. Kropid	24,850	(10)	*
Michael O. Maffie	12,936	(11)	*
Anne L. Mariucci	1,200	(12)	*
Michael J. Melarkey	12,265	(13)	*
Jeffrey W. Shaw	81,003	(3)(14)	*
Carolyn M. Sparks	29,296	(15)	*
Terrence L. Wright	19,300	(16)	*
James P. Kane	35,572		*
Thomas R. Sheets	20,269	(3)	*
Dudley J. Sondeno	25,991		*
Other Executive Officers	189,731	(17)	*

Total	573,744		1.36%

(1)	The Company common stock holdings listed in this column include performance shares granted to the Company’s executive officers under the Company’s Management Incentive Plan (the “MIP”) for 2004, 2005, and 2006.

(2)	No individual officer or director owned more than 1% of Company common stock.

(3)	Number of shares does not include 6,618 shares held by the Southwest Gas Corporation Foundation, which is a charitable trust. Messrs. Biehl, Shaw and Sheets are trustees of the Foundation but disclaim beneficial ownership of said shares.

(4)	Mr. Biehl has pledged 23,911 shares of Company common stock as loan collateral.

(5)	The holdings include 6,300 shares (3,000 of which will become exercisable within 60 days) which Mr. Chestnut will have the right to acquire through the exercise of options under the 1996 and the 2002 Stock Incentive Plans (collectively, referred to as “Option Plans”).

(6)	The holdings include 19,300 shares which Mr. Cortez’s beneficiaries will have the right to acquire through the exercise of options under the Option Plans.

(7)	The holdings include 6,300 shares (3,000 of which will become exercisable within 60 days) which Mr. Gardner will have the right to acquire through the exercise of options under the Option Plans and 4,428 shares over which he has shared voting and investment power with his spouse through a family trust.

(8)	The holdings include 3,973 shares over which Mr. Hanneman has shared voting and investment control with his spouse through a family trust and 6,300 shares (3,000 of which will become exercisable within 60 days) which he has the right to acquire through the exercise of options under the Option Plans.

(9)	Mr. Hartley has shared voting and investment control with his spouse through a family trust. Mr. Hartley also holds 8,000 shares of preferred trust securities issued by the Company’s financing subsidiary, Southwest Gas Capital II (“SWG II Securities”).

(10)	The holdings include 20,300 shares (3,000 of which will become exercisable within 60 days) which Mr. Kropid has the right to acquire through the exercise of options under the Option Plans and 4,550 shares over which he has shared voting and investment power with his spouse through a family trust. Mr. Kropid holds 1,000 shares of SWG II Securities in an individual retirement account and 1,500 shares of SWG II Securities in a family trust. Mrs. Kropid’s separate property trust holds 2,500 shares of SWG II Securities.

(11)	The holdings include 3,300 shares (2,100 of which will become exercisable within 60 days) which Mr. Maffie has the right to acquire through the exercise of options under the Option Plans and 1,101 shares over which his spouse has voting and investment control.

(12)	The holdings include 1,200 shares (which will become exercisable within 60 days) which Ms. Mariucci has the right to acquire through the exercise of options under the Option Plans.

(13)	The holdings include 700 shares over which Mr. Melarkey has shared voting and investment control through a profit-sharing plan and 6,300 shares (3,000 of which will become exercisable within 60 days) which he has the right to acquire through the exercise of options under the Option Plans.

(14)	The holdings include 20,000 shares which Mr. Shaw has a right to acquire through the exercise of options under the Option Plans.

(15)	The holdings include 22,300 shares (3,000 of which will become exercisable within 60 days) which Mrs. Sparks has the right to acquire through the exercise of options under the Option Plans.

(16)	The holdings include 16,300 shares (3,000 of which will become exercisable within 60 days) which Mr. Wright has the right to acquire through the exercise of options under the Option Plans.

(17)	The holdings of other executive officers include 99,731 shares that may be acquired through the exercise of options under the Option Plans.

Beneficial Owners.    Barclays Global Investors, NA and various related entities (collectively, “Barclays”) reported on Schedule 13G, filed on January 23, 2007, that they own in excess of 5% of Company common stock. T. Rowe Price Associates, Inc. (“T. Rowe Price”) reported on Schedule 13G, filed on February 14, 2007, that it owns in excess of 5% of Company common stock. Gabelli Asset Management Inc. and various related entities (collectively, “GAMCO”) have reported on Schedule 13D, filed on December 5, 2006, that they own in excess of 5% of Company common stock. Lord, Abbett & Co., LLC (“Lord Abbett”) reported on Schedule 13G, filed on February 14, 2007, that it owns in excess of 5% of Company common stock. The holdings of these entities on the dates noted herein and as a percentage of the shares outstanding on the Record Date are as follows:

Beneficial Owners	No. of Shares Beneficially Owned	Percent of Outstanding Common Stock
Barclays	4,035,192	9.60%
45 Fremont Street, 17th Floor
San Francisco, California 94105

T. Rowe Price	2,722,780	6.48%
100 E. Pratt Street
Baltimore Maryland 21202

GAMCO	2,466,942	5.87%
c/o Gabelli Asset Management Co.
One Corporate Center
Rye, New York 10580

Lord Abbett	2,390,104	5.69%
90 Hudson Street
Jersey City, New Jersey 07302

Section 16(a) Beneficial Ownership Reporting Compliance

The Company has adopted procedures to assist our directors and executive officers in complying with Section 16(a) of the Exchange Act, as amended, which include assisting in the preparation of forms for filing. For 2006, the Company believes that all reports were timely filed.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

As a public utility, Southwest Gas is a regulated entity and the compensation it pays is evaluated as part of its regulatory review. Our compensation program has to be responsive to market conditions and the regulatory environment we face as a regulated utility. Compensation costs, like all our operating expenses, are subject to reasonableness reviews by regulatory bodies in the states and jurisdictions in which we operate. In addition, regulatory review of our operations and customer satisfaction levels recognizes the value of providing compensation incentives for operational efficiencies and overall customer satisfaction.

Our executive compensation program is designed to reward “know-how,” “problem solving,” and “accountability” for a given position and to elicit long-term employment commitments and performance. Base compensation levels are set to ensure reasonableness, competitiveness, and internal equity for each position. Performance awards, retirement benefit opportunities, and post-termination benefits support our goal of attaining long-term executive employment commitments, while at the same time increasing shareholder value, achieving operational efficiencies, and maintaining customer satisfaction levels.

Long-term employment commitments by Company executives parallel our long-term customer service obligations. The long-term nature of our obligations, which is unique to public utilities, shapes the overall structure of the Company’s executive compensation program. We seek to ensure that long-term corporate and customer goals are achieved. We also recognize that we are in a competitive environment for executives, and our compensation program has to recognize and reward performance. Non-equity incentive compensation, restricted stock awards, and stock options are designed to address performance and provide added support for long-term employment commitments.

The executive compensation program is prospective. The results of previously earned performance awards and the deferral of cash compensation are not taken into consideration in establishing the appropriate level of future base compensation. Past performance, however, is taken into consideration in setting new performance targets.

The executive compensation program is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee annually reviews and approves the Company’s corporate goals and objectives relevant to the principal executive officer’s (“PEO”) compensation, the PEO’s performance in relation to such goals and objectives and, together with the other independent directors of the Board of Directors, the PEO’s actual compensation. The Committee also reviews with the PEO and approves the salaries for the remaining officers of the Company.

Management provides information to the Committee, annually, regarding the appropriate compensation levels and performance programs and awards. This information is gathered from external independent surveys and publicly available compensation comparisons. Consultants may also be used to independently assess the compensation program. Management, including the named executive officers (“NEOs”), provides guidance to, and receives direction from, the Committee regarding the Company’s executive compensation program. In addition, the Committee has the authority, independent of management, to employ and retain consultants to assist it in establishing the executive compensation program objectives and in determining whether the objectives have been satisfied.

Elements of Compensation

The executive compensation program consists of salary, stock awards, option awards, non-equity incentive plan compensation, perquisites, welfare benefits, retirement benefits, and post-termination benefits. Welfare benefits available to executive officers, which include group life, health, hospitalization, and medical reimbursement programs, are similar in scope, terms, and operation to the benefits available to all Company employees. Retirement benefits include both tax-qualified and non-tax-qualified defined benefit and contribution retirement plans. Post-termination benefits consist of employment and change in control agreements.

Decision to Pay Each Element of Compensation

Our decision to pay each element of compensation is based on the market conditions necessary to attract and retain qualified executives. As previously discussed, one of the primary objectives of our executive compensation program is to elicit long-term employment commitments. To fulfill this objective, the Company responds to market dictates and offers a broad spectrum of compensation opportunities. As discussed in greater detail below, these compensation opportunities are tailored to the characteristics of a public utility.

Determination of the Amount to be Paid for Each Element of Compensation

The nature of the Company’s operations has led the Committee to design and employ a compensation program that is comparable to compensation programs widely used in industry, weighted for public utilities, and accepted by various utility regulatory agencies. This process focuses on similar-sized national energy and gas utilities and general industry companies with annual revenues of $500 million to $1.5 billion. Compensation surveys prepared by the American Gas Association, Watson Wyatt, and William M. Mercer are used to ensure that our compensation programs are within industry norms.

Salaries.    Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Salary design is established using the Hay Group method. The Hay Group method values the substance of the positions based on “know-how,” “problem solving,” and “accountability.” Input from the Hay Group and utility and general industry surveys are used by the Committee to determine that salaries are reasonable, competitive, and properly address position responsibility. The range of salaries available through this review provides an objective standard to determine the appropriate level of executive position salaries. Salaries are then set relative to the midpoint, the 50th percentile of market. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

Performance-Based Compensation.    The performance components of the Company’s executive compensation program consist of non-equity incentive plan compensation and restricted stock awards provided through the Management Incentive Plan (“MIP”), restricted stock awards provided through the proposed 2006 Plan, and stock option awards provided through the Option Plans (collectively, the “Incentive Plans”). Compensation provided through the Incentive Plans, when coupled with salaries, is designed to provide levels of total compensation set relative to the 75th percentile of market based on the above-described comparison.

The Committee has designed the Incentive Plans to focus on specific annual and long-term Company financial and productivity performance goals. Financial performance, productivity, and customer satisfaction factors are incorporated in the MIP and the proposed 2006 Plan, while the Option Plans are designed to align the economic interests of Company executives with those of shareholders.

Annually, the Committee establishes incentive opportunities under the MIP, expressed as a percentage of salary, and determines the performance goals to be measured against these opportunities. For 2006, the incentive opportunities for the named executive officers (“NEOs”) were set at the following percentages of salary:

Incentive Opportunities (% of salary)
Jeffrey W. Shaw	115%
George C. Biehl	90%
James P. Kane	100%
Thomas R. Sheets	75%
Dudley S. Sondeno	75%

The performance measures for 2006 were tied to the Company’s financial performance, productivity, and customer satisfaction. This mix of five performance goals is designed to address shareholder interests through the Company’s financial performance, and customer interests through productivity and customer satisfaction. In prior regulatory proceedings, the Company’s regulatory commissions have insisted that these productivity measures and customer satisfaction levels be included in the MIP in order to recover the cost of the program in our natural gas rates.

The two financial performance measures selected by the Committee address the Company’s average return-on-equity over the last three years (which is weighted and adjusted for inflation) and the Company’s current utility return on equity in comparison to a peer group of natural gas distribution companies. The target for 2006 for the Company’s three-year average return on equity before weighting and adjusting for inflation, was 8%. The target for the comparison of the Company’s 2006 return on equity relative to the peer group of utilities was set at the 50th percentile. The productivity performance measures address a specific customer-to-employee ratio target and actual customer-to-employee ratios in comparison to a peer group of natural gas distribution companies. The target for 2006 for the Company’s customer to employee ratio was set at 591 customers per employee. The target for the comparison of the Company’s 2006 customer to employee ratio relative to the peer group of utilities was set at the 76th percentile. The customer service satisfaction level target for 2006 was set at 85% and measured individually for each of the Company’s operating divisions.

Each of the five performance measures is equally weighted and the actual performance award can range from 70% to 140% of the assigned incentive opportunity for each measure. If the threshold percentage for any measure is achieved, a percentage of annual performance awards will have been earned. Regardless of whether such awards are earned, no awards will be paid in any year unless dividends paid on Company common stock for such year equal or exceed the prior year’s dividends. The success in achieving the performance measures for 2006 are discussed in the narrative following the Summary Compensation Table.

If annual performance awards are earned and payable, payment of the awards will be subject to a reduction depending upon satisfaction of a MIP participant’s individual performance goals. The Committee reviews the CEO’s individual performance. The CEO, in turn, will make a like determination for the other executive officers. Furthermore, the annual awards will be split, with 40% paid in cash (which is disclosed as non-equity incentive plan compensation in the Summary Compensation Table) and the remaining 60% converted into performance shares (which is disclosed as stock awards in the Summary Compensation Table) tied to a 5-day average value of Company common stock for the first five trading days in January. The performance shares are restricted for three years and the ultimate payout in Company common stock is subject to continued employment during this restricted period.

Grants under the Option Plans were provided to our executive officers and key employees during 2006. The option grants were issued at 100% of the fair market value of Company common stock on the date of grant, which has been the practice in granting options since the inception of the plan. The option grants, during the life of the Option Plans, were not based upon a predetermined formula, but rather, on the Committee’s judgment as to the individual’s anticipated contribution to the future success of the Company. In establishing award levels, we generally did not consider the equity ownership levels of the recipients or prior equity awards. It was and is our belief that competitors who might try to hire away our employees would not give credit for equity ownership in the Company and, accordingly, to remain competitive, we could not afford to give credit for that factor either.

This year’s option grants consumed the remaining options that could be delivered under the Option Plans. The grants under the Option Plans were made on August 1, at the time salaries are set for Company officers. The timing of the option grants to Company officers has occurred at that time each year since the inception of the Option Plans. Given the timing of our fiscal year and the setting of base salaries, grants have been made after the close of our second quarter and prior to our announcement of the quarter’s results. Such grants have been made without regard to the second quarter performance.

Historically, we selected the use of stock options because of the favorable accounting and tax treatment and the customary practice of their use as a retention tool in our industry. However, beginning in 2006, the accounting treatment for stock options changed as a result of the adoption of Statement of Financial Accounting Standard No. 123R, “Share-Based Payment” (“FAS 123R”) making the accounting treatment of stock options less attractive. As a result, we assessed the desirability of granting shares of restricted stock to employees and concluded that restricted stock would provide an equally motivating form of incentive compensation, while permitting us to issue fewer shares, thereby reducing potential dilution. The Company will not be seeking shareholder approval to extend the Option Plans.

Shareholders will be asked to approve the proposed 2006 Plan in 2007. The 2006 Plan is designed to provide incentives for maintaining performance and strengthening shareholder value. The award opportunities, like that of the MIP, are based on a percentage of salary. If shareholders approve the 2006 Plan at this year’s Annual Meeting, the target Stock Plan incentive opportunities, as a percentage of salary, are as follows:

Incentive Opportunities (% of salary)
Jeffrey W. Shaw	45%
George C. Biehl	25%
James P. Kane	30%
Thomas R. Sheets	20%
Dudley S. Sondeno	20%

The performance goal used to determine whether an award is earned will be the average MIP payout percentage for the three years immediately preceding the award determination date. The target is set at an average payout percentage of 100%; however, no award will be earned unless the average payout percentage exceeds 90%. If an award is earned, it can range from 50% to 150% of the incentive opportunity. Once earned, the award will be converted into Restricted Stock or Restricted Stock Units, based on the fair market value of Company common stock on the date of the award, and will vest in percentages (40%, 30%, and 30%) over the next three years. The success in achieving the performance measures for 2006 is discussed in the narrative following the Summary Compensation Table. If shareholders do not approve the proposed 2006 Plan, no awards will be made.

Perquisites.    We provide a limited number of perquisites to our executives. Officers receive car allowances, cell phones, cable internet access, annual physical examinations, and a $3,000 allowance once every three years to do financial planning. Senior officers are also provided country club memberships. The costs associated with the personal use of company cars, cell phones, cable internet access, and the charges for personal use of the country club memberships are the responsibility of the individual officers.

Retirement Benefits.    Four post-retirement benefit plans are available to our executive officers. Two of the plans, the Retirement Plan for Employees of Southwest Gas Corporation (the “Retirement Plan”) and the Employees’ Investment Plan (“EIP”), both tax-qualified plans, are available to all of our employees of the Company. Two additional plans are offered to our executives: the Supplemental Retirement Plan (“SRP”) and the Executive Deferral Plan (“EDP”). These additional plans were established to attract and retain qualified executives and to address the dollar limitations imposed on the two tax-qualified plans.

Benefits under the Retirement Plan are based on the (i) executive’s years of service with the Company, up to a maximum of 30 years, and (ii) average of the executive’s highest five consecutive years’ salary, within the final ten years of service, not to exceed a maximum compensation level established by the Internal Revenue Service. The SRP is designed to supplement the benefits under the Retirement Plan to a level of up to 60% of salary. To qualify for benefits under the SRP, which is based on a 12-month average of the highest 36-months of salary, an executive is required to have either (i) 20 years of service with the Company prior to attaining age 65 or (ii) 10 years of service at age 65 and qualify to receive retirement benefits under the Retirement Plan.

Executives may participate in the EIP and defer salary up to the maximum annual dollars permitted for 401(k) plans under the Code. Investments of these deferrals are controlled by the individual executives from a selection of investment options offered through the EIP. We do not match contributions for executive deferrals into the EIP. The EDP supplements the deferral opportunities by permitting executives to defer up to 100% of their annual salary and non-equity incentive plan compensation. As part of the plan, we provide matching contributions that parallel the contributions made under the EIP to non-executives, up to 3% of their annual salary. Amounts deferred and our matching contributions bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate. At retirement or termination, with five years of service with the Company, EDP balances will be paid out at the election of the participant over a period of 10, 15, or 20 years and will be credited during the applicable payment period with interest at 150% of the average of the Moody’s Seasoned Corporate Bond Rate on each January 1 for the five years prior to the start of retirement.

Post-Termination Benefits.    The Company enters into employment agreements (“Employment Agreements”) with its senior officers, including each of the NEOs, and change in control agreements (“Change in Control Agreements”) with its remaining officers. The Employment Agreements generally provide for payment, upon termination without cause or a significant reduction in an officer’s duties, responsibilities, location, or compensation (collectively, referred to as “Termination Event”), of up to one and one-half years of compensation for the NEOs other than the PEO and up to three years of total compensation for the PEO. Compensation includes salary, a predetermined level of incentive compensation and fringe benefits, re-employment/relocation expense, office, and secretarial support expense. All unvested restricted stock and stock option awards vest and the options will remain exercisable for 90 days after a Termination Event. Additional credits will also be provided that may affect eligibility, vesting and calculation of benefits under the SRP. The Employment Agreements also provide for the lump sum payment, upon a Termination Event within two years following a change in control of the Company, of an amount equal to two to two and one-half times total compensation, as outlined above. Under these latter circumstances, the PEO would be entitled to a payment equal to three times his total compensation.

The Change in Control Agreements for the remaining officers parallel the change in control provisions of the Employment Agreements, and provide that such officers would be entitled to an amount equal to two times their annual compensation as defined above. A change in control event under both forms of agreements is generally defined to include an acquisition by one person (or group of persons) of at least 20% of the ownership of the Company, the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board), or mergers and similar transactions which result in more than a 50% change in ownership. Restricted stock awards and stock options may vest and become immediately exercisable upon a change in control event.

If any payment under these agreements or plans would constitute a “parachute payment” subject to any excise tax under the Code, the Company will pay the tax.

These agreements are for 24 months for each of the officers other than Mr. Shaw, whose agreement is for 36 months. The agreements automatically extend for successive one-year periods, unless canceled by the Company.

Interaction of the Compensation Elements in Relation to the Compensation Objectives

The Company’s executive compensation program rewards long-term employment commitments and rewards performance from its executives. Salary, retirement benefits, and the opportunity to be rewarded for performance provide the incentives to secure long-term commitments to the Company. Being rewarded for actual performance recognizes the Company’s commitments to increasing shareholder value, implementing operational efficiencies, and maintaining customer satisfaction. Taken as a whole, the program supports the Company’s commitment to its shareholders and its long-term commitment to its customers.

Deductibility of Compensation

Our executive compensation program is being administered to maintain the tax deductibility of compensation paid to the named executive officers. Section 162(m) of the Code provides that compensation paid to the officers in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance-based, is established by an independent committee of directors, is objective, and the plan or agreement providing for such performance-based compensation has been approved in advance by shareholders or is otherwise exempt from such limitation. The ability of the Company to continue to expense compensation payments for tax purposes (i.e., satisfying the requirements of Section 162(m) of the Code) is considered in designing the performance-based component of the compensation program. In the future, however, the Company may pay compensation that is nondeductible in limited circumstances if sound management of the Company so requires.

COMPENSATION COMMITTEE REPORT

As a part of the Committee’s duties, it is charged with the responsibility for producing a report on executive compensation for inclusion in the Annual Report on Form 10-K and this Proxy Statement. This report is based on the Committee’s review of the Compensation Discussion and Analysis (“CD&A”) and the discussion of its content with management.

The Committee, in reliance on its review of the CD&A and its discussions with management, recommended to the Board (and the Board has approved and directed) that the CD&A be included in the Company’s Annual Report for the year ended December 31, 2006, and this Proxy Statement.

Compensation Committee

Thomas E. Chestnut, Chair	Richard M. Gardner
LeRoy C. Hanneman, Jr.	Anne L. Mariucci

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)	Total ($)
Jeffrey W. Shaw	2006	522,055	317,854	156,291	283,360	430,581	38,511	1,748,652
Chief Executive Officer

George C. Biehl	2006	337,058	289,911	100,609	139,507	236,859	23,748	1,127,692
Executive Vice President/ Chief Financial Officer & Corporate Secretary

James P. Kane	2006	356,263	317,236	172,046	164,864	163,534	26,858	1,200,801
President

Thomas R. Sheets	2006	252,852	181,926	82,834	87,024	159,770	11,371	775,777
Senior Vice President/ General Counsel

Dudley J. Sondeno	2006	248,852	149,243	37,609	85,680	159,550	24,795	705,729
Senior Vice President/ Chief Knowledge
& Technology Officer

(1)	Amounts shown include any deferrals made by the NEOs into the EIP and Executive Deferral Plan.

(2)	The amounts in this column represent costs recognized by the Company during 2006 for performance shares granted in 2004, 2005, and 2006 under the MIP. Performance shares vest three years after grant and costs are recognized equally during the vesting period (except for grants to retirement-eligible participants beginning in 2006, which were expensed upon grant).

(3)	The amounts in this column represent costs recognized by the Company during 2006 for options granted in 2003, 2004, 2005, and 2006 under the Option Plans. Options vest 40% at the end of year one and 30% at the end of years two and three and costs are recognized in the same proportions (except for grants to retirement-eligible participants beginning in 2006, which were expensed upon grant). The assumptions made in the valuation are described in Note 10 of the notes to Consolidated Financial Statements of the 2006 Annual Report to Shareholders.

(4)	Amounts shown in this column represent amounts paid under the MIP in 2007 for services performed in 2006.

(5)	The aggregate change in the actuarial present value of the NEOs accumulated benefit under the Retirement Plan and the SRP for 2006 and the above-market interest (in excess of 120% of the applicable federal long-term rate) earned on EDP balances are as follows:

	Increase in Pension Values	Above-Market Interest
Mr. Shaw	$405,811	$24,770
Mr. Biehl	187,360	49,499
Mr. Kane	143,429	20,105
Mr. Sheets	114,067	45,703
Mr. Sondeno	110,026	49,524

Amounts shown in Increase in Pension Values column are an estimate of the increase in actuarial value of accrued benefits under the Company’s retirement plans for 2006. No amount is payable from the plans before a participant attains age 55.

(6)	Company matching contributions equal to one-half of the amount deferred by the NEOs under the EDP, up to 3% of their annual salary are as follows:

Matching Contributions
Mr. Shaw	$15,635
Mr. Biehl	10,103
Mr. Kane	10,677
Mr. Sheets	1,145
Mr. Sondeno	7,460

(7)	The aggregate incremental costs of the perquisites and personal benefits provided to the NEOs are based on the taxable value of the personal use of company cars, internet access, and cell phone, while club dues and physicals are based on the cost to the Company. The perquisites and personal benefits, by type and amount, for 2006 are as follows:

	Car Allowance	Club Dues	Cable Internet	Physicals	Cell Phones
Mr. Shaw	$9,790	$4,780	$0	$6,686	$240
Mr. Biehl	8,430	4,020	0	0	240
Mr. Kane	10,631	3,814	480	0	240
Mr. Sheets	2,992	3,814	480	1,985	240
Mr. Sondeno	10,423	1,860	480	3,628	240

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(#) (1)	All Other Option Awards: Number of Securities Underlying Options(#) (1)	Exercise or Base Price of Option Awards($ /Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Jeffrey W. Shaw	01/17/2006	10,360			279,450
	08/01/2006		36,600	33.07	220,698

George C. Biehl	01/17/2006	5,351			144,342
	08/01/2006		11,000	33.07	66,330

James P. Kane	01/17/2006	6,252			168,642
	08/01/2006		18,300	33.07	110,349

Thomas R. Sheets	01/17/2006	3,351			90,396
	08/01/2006		9,000	33.07	54,270

Dudley J. Sondeno	01/17/2006	3,297			88,938
	08/01/2006		9,000	33.07	54,270

(1)	The stock awards were made under the MIP and the options were granted through the Option Plans.

Summary Compensation and Grants of Plan-based Awards Tables Narrative

Overall, the performance targets established under the MIP for 2006 were exceeded. The Company achieved 112% of the established target levels and the NEOs earned 112% of the incentive opportunities. Financial performance equaled 96% of the ROE target levels, productivity equaled 116% of the customer to employee target levels, and customer service satisfaction equaled 136% of customer service target level. This compares to the 2005 performance results in which the Company achieved 81% of the overall performance targets.

Forty percent (40%) of the MIP award was paid in cash in January 2007 and is shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. The remaining 60% of the MIP award was converted into performance shares in January 2007 based on the five-day average price of Company common stock for January 3, 4, 5, 8, and 9, 2007. The dollar value of and the number of performance shares created from the 2006 MIP awards are as follows:

	Dollar Values	Performance Shares
Mr. Shaw	$425,040	11,124
Mr. Biehl	209,261	5,477
Mr. Kane	247,296	6,472
Mr. Sheets	130,536	3,416
Mr. Sondeno	128,520	3,364

The dollar values of and the number of performance shares resulting from the 2006 MIP awards will be shown in the Grants of Plan-Based Awards table in the 2008 Proxy Statement. The dollar value and the number of performance shares shown in this year’s Grants of Plan-Based Awards table reflect the long-term portion of the 2005 MIP awards granted in January 2006.

The Company’s 2006 performance also supports an award under the proposed Stock Plan. The three-year average of MIP payout percentage equaled 103%, resulting in an award of 107.5% of the target and, with shareholder approval of the Stock Plan, will result in the granting of the following values and numbers of restricted Company common stock units to the NEOs.

	Dollar Values	Restricted Stock Units
Mr. Shaw	$266,063	6,898
Mr. Biehl	92,988	2,411
Mr. Kane	118,680	3,077
Mr. Sheets	55,685	1,444
Mr. Sondeno	54,825	1,421

The dollar values of and the number of restricted stock units resulting from the proposed 2006 Plan awards for 2006, if the plan is approved by shareholders, will be shown in the Grants of Plan-Based Awards table in the 2008 Proxy Statement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding options to purchase Company common stock and unvested MIP performance share awards at year-end 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Jeffrey W. Shaw	26,250	22,500	23.40	07/26/14
	20,000	30,000	26.10	07/25/15
	0	36,600	33.07	07/31/16
					36,824	1,412,937
George C. Biehl	0	4,500	23.40	07/26/14
	0	9,000	26.10	07/25/15
	0	11,000	33.07	07/31/16
					22,461	861,829
James P. Kane	0	12,000	23.40	07/26/14
	0	15,000	26.10	07/25/15
	0	18,300	33.07	07/31/16
					23,737	910,789
Thomas R. Sheets	0	3,750	23.40	07/26/14
	0	7,500	26.10	07/25/15
	0	9,000	33.07	07/31/16
					14,109	541,362
Dudley J. Sondeno	0	3,750	23.40	07/26/14
	0	7,500	26.10	07/25/15
	0	9,000	33.07	07/31/16
					13,870	532,192

(1)	The options that expire on July 26, 2014, will vest on July 27, 2007. One-half of the options that expire on July 25, 2015, will vest on July 26, 2007, with the remaining vesting on July 26, 2008. The options that expire on July 31, 2016, will vest 40% on August 1, 2007, 30% on August 1, 2008, and 30% on August 1, 2009.

(2)	The vesting dates for the MIP performance share awards are as follows:

	January 2007	January 2008	January 2009
Mr. Shaw	10,254	15,942	10,628
Mr. Biehl	8,519	8,452	5,490
Mr. Kane	7,724	9,599	6,414
Mr. Sheets	5,372	5,299	3,438
Mr. Sondeno	5,277	5,210	3,383

Since Messrs. Biehl, Kane, and Sheets are past age 55 and able to retire under the MIP, MIP performance shares will vest at employment termination, if earlier than the normal vesting date. Once Mr. Sondeno reaches age 55, his MIP performance shares would also vest at employment termination.

(3)	The market value of Company common stock was $38.37 per share, the closing price on December 29, 2006.

Option Exercises and Stock Vested

The following table sets forth the number of options to purchase Company common stock that were exercised and the number of restricted stock units/shares that vested during 2006. The value realized on exercise and vesting is also shown in the table.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey W. Shaw	86,250	1,024,935	4,630	122,228
George C. Biehl	54,000	391,065	8,444	222,922
James P. Kane	34,000	280,024	7,467	197,120
Thomas R. Sheets	20,000	180,269	5,359	141,469
Dudley J. Sondeno	22,500	203,621	5,260	138,857

Pension Benefits

We offer two defined benefit retirement plans to the NEOs and other Company officers. They include the Retirement Plan, which is available to all employees of the Company, and the SRP.

Benefits under the Retirement Plan are based on the NEOs (i) years of service with the Company, up to a maximum of 30 years, and (ii) average of the highest five consecutive years’ salary, within the final ten years of service, not to exceed a maximum compensation level established by the Internal Revenue Service. Vesting in the Retirement Plan occurs after five years of service with the Company.

The SRP is designed to supplement the benefits under the Retirement Plan to a level of up to 60% of salary, as shown in the salary column of the Summary Compensation Table. Salary is currently based on the 12-month average of the highest 36-months of salary at the time of retirement. For Messrs. Biehl and Sondeno, who’s participation in the SRP pre-date the plan amendment changing the definition of salary, salary equals the highest 12-months. Vesting in the SRP occurs either at (i) age 55, with 20 years of service with the Company, or (ii) age 65, with ten years of service with the Company.

Upon retirement, the plans will provide a lifetime annuity to the NEOs, with a 50% spousal survivor benefit. No lump sum payments are permitted under the plans.

Messrs. Biehl and Kane are vested in both plans. Mr. Kane could retire at this time and start receiving full benefits, while Mr. Biehl’s benefits would be reduced by 3%. Messrs. Shaw, Sheets, and Sondeno are vested only in the Retirement Plan and, if they left the Company now, their accrued benefits under the Retirement Plan would be reduced by 62.5%, 20%, and 62.5%, respectively. Further, Messrs. Shaw and Sondeno would not be able to start receiving benefits under the Retirement Plan until they reached age 55.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service(#)	Present Value of Accumulated Benefit($)(1)	Payments During Last Fiscal Year($)
Jeffrey W. Shaw	Retirement Plan	18	444,728	0
	SRP	18	1,552,902	0

George C. Biehl	Retirement Plan	21	885,712	0
	SRP	21	1,605,086	0

James P. Kane	Retirement Plan	30	1,265,302	0
	SRP	30	1,116,627	0

Thomas R. Sheets	Retirement Plan	19	533,936	0
	SRP	19	967,929	0

Dudley J. Sondeno	Retirement Plan	26	969,425	0
	SRP	26	648,782	0

(1)	The valuation method and all material assumptions applied in quantifying the present value of the accrued benefit are described in Note 9 of the notes to the Consolidated Financial Statements of the 2006 Annual Report to Shareholders.

Nonqualified Deferred Compensation

In addition to participating in the EIP, which is available to all employees, the NEOs and other Company officers can participate in the EDP. The EDP supplements the deferral opportunities by permitting executives to defer up to 100% of their annual salary and non-equity incentive plan compensation. As part of the plan, the Company provides matching contributions up to 3% of participants’ annual base salary. Matching contributions are not available to the NEOs and Company officers for deferrals into the EIP.

Amounts deferred and the matching contributions made during a plan year bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate (“Bond Rate”) from the start of the plan year. The interest rate is set for the plan year, which commences on March 1, using the Bond Rate published by Moody’s Investors Services as of January 1 prior to the start of a new plan year. The interest rate formula was defined in the EDP at the time it was adopted in 1986. For the plan year 2005, the interest rate was 8.760%, and for plan year 2006, the interest rate is 8.715%.

At retirement or termination of employment with five years of service, the EDP balances will be paid out at the election of the participant over a period of 10, 15, or 20 years and will be credited during the applicable payment period with interest at 150% of the average of the Bond Rate on each January 1 for the five years prior to distribution.

Deferrals and our matching contributions to the EDP are unfunded obligations of the Company and the rights of the NEOs and other officers participating to such Plan benefits are no greater than those of an unsecured creditor.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last Fiscal Year($)(1)	Registrant Contributions in Last Fiscal Year($)(2)	Aggregate Earnings in Last Fiscal Year($)(2)	Aggregate Withdrawals / Distributions($)	Aggregate Balance at Last Fiscal Year-End($)
Jeffrey W. Shaw	104,231	15,635	62,144	0	774,194
George C. Biehl	54,370	10,103	137,308	0	1,702,438
James P. Kane	101,427	10,677	49,000	0	610,495
Thomas R. Sheets	16,000	1,145	131,945	0	1,644,799
Dudley J. Sondeno	79,377	7,460	134,167	0	1,644,988

(1)	Amounts shown in this column are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” on page 23.

(2)	EDP earnings, which were above-market, and matching contributions are also reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and the “All Other Compensation” columns of the “Summary Compensation Table” on page 23. Those amounts for NEOs are as follows:

	Above-Market Interest($)	Matching Contributions($)	Total($)
Mr. Shaw	24,770	15,635	40,405
Mr. Biehl	49,499	10,103	59,602
Mr. Kane	20,105	10,677	30,782
Mr. Sheets	45,703	1,145	46,848
Mr. Sondeno	49,524	7,460	56,984

Post-termination Benefits

The Company has entered into Employment Agreements with the NEOs’ that provide for payment, upon (i) employment termination without cause, or (ii) employment termination by the individual as a result of a significant reduction in his or her duties, responsibilities, location, or compensation (collectively referred to as a “Termination Event”). There are no payments under these agreements as of result of their expiration or for employment termination due to cause, retirement, death or disability.

The payment amounts depend on when a Termination Event occurs. If it occurs prior to a Change in Control, the affected NEOs would receive the following:

*	Salary for up to 18 months (36 months for the PEO);

*	Incentive compensation set at the target award for the MIP for up to 18 months (36 months for the PEO);

*	Welfare benefit offsets equal to 20% of salary for up to 18 months (36 months for the PEO);

*	Office/secretarial expense for one year;

*	Vesting of all unvested restricted stock and stock options, with the options being exercisable for 90 days;

*	Additional credit that may affect eligibility, vesting, and the calculation of benefits under the SRP;

*	Re-employment/relocation expenses of up to $75,000; and

*	Payment of excise taxes resulting from the Termination Event.

Salary, payments in lieu of incentive compensation and welfare benefit will be paid monthly over the remaining life of the Employment Agreements and, at December 31, 2006, the present value of such payments would equal $2,759,550 for Mr. Shaw, $1,014,356 for Mr. Biehl, $1,123,313 for Mr. Kane, $706,591 for Mr. Sheets, and $695,413 for Mr. Sondeno.(1) Additional SRP benefits would also be paid monthly over their life times and have a present value at December 31, 2006, equal to $2,318,326 for Mr. Shaw, $29,075 for Mr. Biehl, $386,240 for Mr. Sheets, and $856,167 for Mr. Sondeno.(2) Acceleration of the vesting and payment of MIP shares and options and the payment of office/secretarial and re-employment/relocation expenses would be paid at termination and would equal $2,404,842 for Mr. Shaw, $93,000 for Mr. Biehl, $93,000 for Mr. Kane, $93,000 for Mr. Sheets, and $821,017 for Mr. Sondeno.(3) Mr. Shaw and Mr. Sondeno would also be reimbursed for excise taxes of $2,396,607 and $677,985, respectively.

(1)	Salaries and payments in lieu of incentive compensation and welfare benefits are calculated on a present value basis, using a discount rate of 120% of the applicable federal rate compounded monthly for December 2006, or 5.82% for short-term payments.

(2)	Additional SRP benefits are calculated on a present value basis, using the valuation method and all material assumptions described in Note 9 of the Notes to Consolidated Financial Statements of the 2006 Annual Report to Shareholders.

(3)	Since Messrs. Biehl, Kane and Sheets are past age 55 and able to retire under the Incentive Plans with full vesting, termination of employment does not affect their rights to their vested and unvested restricted stock or options. The number and value of the restricted stock and the number of options for these individuals are shown in the Outstanding Equity Awards at Fiscal Year-End 2006 table.

If the Termination Event occurs within two years after a Change in Control (which includes an acquisition by one person or group of persons of at least 20% of the ownership of the Company, replacement of a majority of incumbent Board members, or a merger or similar transaction resulting in more than a 50% change of ownership of the Company), the affected NEOs would receive the following:

*	Salary for two, two and one-half, or three years;

*	Incentive compensation set at the target award for the MIP for two, two and one-half, or three years;

*	Welfare benefit offsets equal to 20% of salary for two, two and one-half, or three years;

*	Office/secretarial expense for one year;

*	Vesting of all unvested restricted stock and stock options, with the options being exercisable for 90 days;

*	Additional credit that may affect eligibility, vesting, and the calculation of benefits under the SRP;

*	Re-employment/relocation expenses of up to $75,000; and

*	Payment of excise taxes resulting from the Termination Event.

Salary, payments in lieu of incentive compensation and welfare benefits, would be paid in a lump sum and, at December 31, 2006, would equal $3,680,488 for Mr. Shaw, $1,769,558 for Mr. Biehl, $1,959,328 for Mr. Kane, $986,123 for Mr. Sheets, and $970,523 for Mr. Sondeno. Additional SRP benefits would be paid monthly over their life times and have a present value at December 31, 2006, equal to $2,318,326 for Mr. Shaw, $29,075 for Mr. Biehl, $386,240 for Mr. Sheets, and $856,167 for Mr. Sondeno.(1) Acceleration of the vesting and payment of MIP shares and options and the payment of office/secretarial and re-employment/relocation expenses, would be paid at termination and would equal $2,422,842 for Mr. Shaw, $111,000 for Mr. Biehl, $111,000 for Mr. Kane, $111,000 for Mr. Sheets, and $839,017 for Mr. Sondeno.(2) Each of the NEOs would also be reimbursed for excise taxes equal to $2,818,128 for Mr. Shaw, $584,471 for Mr. Biehl, $682,951 for Mr. Kane, $472,300 for Mr. Sheets, and $809,572 for Mr. Sondeno.

(1)	Additional SRP benefits are calculated on a present value basis, using the valuation method and all material assumptions described in Note 9 of the Notes to Consolidated Financial Statements of the 2006 Annual Report to Shareholders.

(2)	Since Messrs. Biehl, Kane, and Sheets are past age 55 and able to retire under the Incentive Plans, termination of employment does affect their rights to their vested and unvested restricted stock or options. The number and value of the restricted stock and the number of options for these individuals are shown in the Outstanding Equity Awards at Fiscal Year-End 2006 table.

DIRECTORS COMPENSATION

2006 DIRECTORS COMPENSATION TABLE

Name	Fees Earned or Paid in Cash($)	Option Awards($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(4)	All Other Compensation($)(5)	Total($)
Thomas E. Chestnut	73,850	9,414	7,365	186	90,815
Manual J. Cortez(1)	33,200	2,628	31,261	60,600	127,689
Richard M. Gardner	81,350	9,414	0	186	90,950
LeRoy C. Hanneman, Jr.	95,500	10,179	0	186	105,865
Thomas Y. Hartley(2)	59,850	11,011	49,055	104,166	224,082
James J. Kropid	72,200	10,010	23,299	186	105,695
Michael O. Maffie	58,150	7,890	0	186	66,226
Anne L. Mariucci	36,500	4,080	2,280	124	42,984
Michael J. Melarkey	69,750	9,414	3,922	186	83,272
Carolyn M. Sparks	68,900	10,010	50,916	186	130,012
Terrence L. Wright	64,750	10,010	28,503	186	103,449

(1)	Mr. Cortez passed away in June 2006 and the 3,000 options he was granted in May 2006 were forfeited. In addition, 1,800 options and 900 options were forfeited of the May 2005 and May 2004 grants, respectively.

(2)	Mr. Hartley retired in May 2006.

(3)	The amounts in this column represent costs recognized by the Company during 2006 for options granted in 2003, 2004, 2005, and 2006 under the Option Plans. Options vest 40% at the end of year one and 30% at the end of years two and three and costs are recognized in the same proportions. In May 2006, each of the listed directors (except Mr. Hartley) received a grant of 3,000 options with a value of $15,300. The grant date fair value was calculated using a dividend yield of 2.82%, a risk-free interest rate of 5.06%, expected volatility of 15%, and an expected life of six years. The option awards outstanding at year-end 2006, including the 3,000 options granted in 2006, for each of the listed directors are as follows:

Options
Mr. Chestnut	9,000
Mr. Cortez	19,300
Mr. Gardner	9,000
Mr. Hanneman	9,000
Mr. Hartley	0
Mr. Kropid	23,000
Mr. Maffie	6,000
Ms. Mariucci	3,000
Mr. Melarkey	9,000
Ms. Sparks	25,000
Mr. Wright	19,000

(4)	Ms. Sparks and Mr. Wright did experience a change in their pension values equal to $15,456 and $5,599, respectively. Mr. Kropid, who also qualifies for benefits under the directors retirement plan, did not experience a positive change in his pension value.

(5)	Mr. Cortez and Mr. Hartley were in pay status under the directors deferral plan during the year. Mr. Cortez’s beneficiary received $60,496 and Mr. Hartley received $104,080 from the deferral plan. The other compensation shown in this column represents premiums the Company paid for director life insurance.

Directors Compensation Narrative

Outside directors receive an annual retainer of $40,000 and $1,650 for each Board and committee meeting attended and for any additional day of service committed to the Company. The chairperson of the Audit Committee receives an additional $10,000 annually, and the chairpersons of the other permanent committees each receive an additional $5,000 annually. The Chairman of the Board receives an additional $50,000 annually for serving in that capacity. Directors who are full-time employees of the Company or its subsidiaries receive no additional compensation for serving on the Board.

Outside directors also receive part of their compensation in stock options linked to the value of Company common stock. At last year’s Annual Meeting, each outside director received options to purchase 3,000 shares of Company common stock under the provisions of the Option Plans. The purchase price for the options is the closing market price of Company common stock on the date granted. The options will become exercisable in increments, over three years, commencing with the first anniversary of the grant. No further options are available for grant under the Option Plans. All options granted to the outside directors will expire ten years after the date of each grant.

If shareholders approve the proposed 2006 Plan, outside directors will receive 500 restricted stock units. The restricted stock units will be valued at the closing price of Company common stock on the date of grant and will become vested in increments, over three years, commencing on the fourth of January following the date of the grant.

Cash compensation received by the outside directors may be deferred until retirement or termination of their status as directors pursuant to the Company’s Directors Deferral Plan. Amounts deferred bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate. At retirement or termination, such deferrals will be paid out over 5, 10, 15, or 20 years, and will be credited during the applicable payment period with interest at 150% of the average of the Moody’s Seasoned Corporate Bond Rate on January 1 for the five years prior to retirement or termination.

The Company also provides a retirement plan for certain current outside directors. Outside directors elected to the Board prior to the 2003 Annual Meeting are eligible to participate in the plan. Under the provisions of the plan, an outside director who satisfies the plan’s age and years of service requirements can retire and receive an annual benefit equal to the annual retainer at the director’s retirement.

APPROVAL OF THE SOUTHWEST GAS CORPORATION 2006 RESTRICTED

STOCK/UNIT PLAN

(Item 2 on the Proxy Card)

The Board of Directors Recommends a VOTE FOR this Proposal

Shareholders are being asked to approve the Company’s 2006 Restricted Stock/Unit Plan (the “2006 Plan”). An affirmative vote of a simple majority of the shares represented at the Annual Meeting, in person or by proxy, is necessary for approval of the 2006 Plan.

The purpose of the 2006 Plan is to retain employees and directors of the Company having experience and ability, to attract new employees and directors whose services are considered valuable, to encourage the sense of proprietorship, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. We believe that grants of restricted stock and restricted stock units are an increasingly important means to retain and compensate employees and directors. The 2006 Plan became effective upon its adoption, but its continuance is subject to approval by the Company’s shareholders. Awards were granted under the 2006 Plan in January 2007 which will vest over the next three (3) years; however, the awards will be rescinded if the shareholders do not approve the 2006 Plan.

If approved by the shareholders, a total of 400,000 shares of Company common stock will be initially reserved for issuance under the 2006 Plan. The number of shares of Company common stock available under the 2006 Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Company common stock or capital structure of the Company. Capitalized terms used but not defined in this Item 2 shall have the same meaning as in the 2006 Plan unless otherwise indicated.

A general description of the principal terms of the 2006 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

General Description

Purpose.    The purpose of the 2006 Plan is to provide the Company’s officers, directors and employees, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of Company common stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2006 Plan.    If approved by the shareholders, a total of 400,000 shares of Company common stock will be initially reserved for issuance under the 2006 Plan. The number of shares of Company common stock available under the 2006 Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Company common stock or capital structure of the Company.

The maximum number of shares with respect to which awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), that may be granted to a participant during a calendar year is 20,000 shares. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend, or similar event affecting Company common stock and its determination shall be final, binding and conclusive.

Administration.    The 2006 Plan is administered by the plan administrator (the “Administrator”), defined as one or more committees we designate consisting of independent directors. The 2006 Plan will be administered by the compensation committee. With respect to grants to officers, directors, and employees who are considered a “covered employee” for purposed of Section 162(m) of the Code, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code.

Terms and Conditions of Awards.    The 2006 Plan provides for the grant of restricted stock and restricted stock units (collectively referred to as “awards”). Awards may be granted to officers, directors, and employees of the Company and its related entities. Each award granted under the 2006 Plan shall be designated in an award agreement.

Subject to applicable laws, the Administrator has the authority, in its discretion, to select officers, directors and employees to whom awards may be granted from time to time, to determine whether and to what extent, awards are granted, to determine the number of shares of Company common stock, or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above sub-section of this Item 2 titled “Shares Reserved for Issuance under the 2006 Plan”), to approve award agreements for use under the 2006 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the 2006 Plan and awards granted, and to take such other action not inconsistent with the terms of the 2006 Plan, as the Administrator deems appropriate.

The 2006 Plan provides that any amendment that would adversely affect the grantee’s rights under outstanding awards shall not be made without the grantee’s written consent. The Administrator may issue awards under the 2006 Plan in settlement, assumption, or substitution for, outstanding awards or obligations to grant future awards in connection with the Company, or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase, or other form of transaction.

Vesting of Awards.    With respect to awards made to officers and employees, unless otherwise set forth in an individual award agreement or in an amendment to Appendix A to the 2006 Plan (which sets forth the vesting schedule of awards), the shares or units subject to an award will vest and be paid out in shares of Company common stock over a three (3) year period as follows: 40% of the shares or units subject to the award will vest on the 4th of January following the grant date of the award and 30% of the shares or units subject to the award will vest on each of the second and third anniversaries of the vesting commencement date.

With respect to awards made to directors, the shares or units subject to an award will vest over a three (3) year period as follows: 40% of the shares or units subject to the award will vest on the 4th of January following the grant date of the award and 30% of the shares or units subject to the award will vest on each of the second and third anniversaries of the vesting commencement date. Awards of restricted stock units, however, will not be converted into shares of Company common stock until the director’s continuous service terminates or upon a Change in Control Event (as described below in the sub-section of this Item 2 titled “Change in Control Event”).

Termination of Service.    In the event an employee’s continuous service with the Company terminates as a result of death, disability, or retirement (as defined in the 2006 Plan), 100% of the shares or units subject to the award will become fully vested and no longer subject to forfeiture. If an employee is employed as a senior vice president or any position above senior vice president, and such employee terminates continuous service with the Company for “good reason” (as defined in the 2006 Plan), such employee will also become 100% vested in any outstanding awards. With respect to awards to directors, if a director’s continuous service terminates due to death, disability, or retirement, 100% of the shares or units subject to the award will become fully vested and no longer subject to forfeiture.

Transferability of Awards.    Under the 2006 Plan, awards are transferable by will and by the laws of descent and distribution, and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator. The 2006 Plan permits the designation of beneficiaries by holders of awards.

Section 162(m) of the Code.    The maximum number of shares, with respect to which restricted stock and restricted stock units may be granted to a participant during a calendar year, is 20,000 shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company, and its determination shall be final, binding and conclusive. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation paid to a covered employee pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which restricted stock and restricted stock units may be granted to eligible participants under such plan during a specified period. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under the current version of Code Section 162(m), a “covered employee” is the Company’s chief executive officer and the four other most highly compensated officers of the Company. The Internal Revenue Service (“IRS”) is expected to release shortly guidance that may expand the definition of a “covered employee” to be consistent with recent changes under the reporting and disclosure rules of the Securities Exchange Act of 1934. The new reporting rules require disclosure for the chief executive officer, the chief financial officer (regardless of compensation), and the next three highest paid officers. Therefore, once the IRS issues the expected guidance, the Company will apply such guidance to its covered employees for the purposes of Section 162(m).

The 2006 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) gas segment return on equity, (xix) customer to employee ratio, (xx) customer service satisfaction, (xxi) gas segment return on equity compared to peer group companies, and (xxii) gas segment customer to employee ratio compared to peer group companies. The performance criteria may be applicable to the Company, entities related to the Company, and/or any individual business units of the Company or any related entity.

Change in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by outstanding awards, the number of shares of Common Stock that have been authorized for issuance under the 2006 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of: (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company; (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to shareholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number of shares of Common Stock subject to an award.

Change in Control Event.    Except as provided otherwise in an individual award agreement, in the event of a Change in Control Event, each award, which is at the time outstanding under the 2006 Plan, will automatically become fully vested and be released from any repurchase, forfeiture, or transfer restrictions and, with respect to restricted stock units, be converted in full to shares of Common Stock immediately prior to the specified effective date of such Change in Control Event.

Under the 2006 Plan, a Change in Control Event is generally defined as:

*	a complete liquidation or dissolution;

*	acquisition of 20% or more of the Company’s stock by any individual or entity including by tender offer or a reverse merger;

*	a merger or consolidation in which the Company is not the surviving entity; or

*	during any period not longer than two (2) consecutive years, members of the Board who at the beginning of such period cease to constitute at least a majority of the Board, unless the election, or the nomination for election of each new Board member, was approved by a vote of at least 3/4 of the Board members then still in office who were Board members at the beginning of such period.

Notwithstanding the foregoing, prior to the occurrence of any of the events listed above (except a complete liquidation or dissolution of the Company), we may determine that such an event will not constitute a Change in Control Event for purposes of the 2006 Plan and the awards granted under the 2006 Plan.

Amendment, Suspension or Termination of the 2006 Plan.    We may at any time amend, suspend or terminate the 2006 Plan. The 2006 Plan will be for a term of ten (10) years unless sooner terminated. Awards may be granted under the 2006 Plan upon it becoming effective, but awards granted prior to obtaining shareholder approval will be rescinded if the shareholders do not approve the 2006 Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain shareholder approval of any such amendment to the 2006 Plan in such a manner and to such a degree as is required.

New Plan Benefits

On January 16, 2007, the Administrator approved awards under the 2006 Plan based on the Company’s performance over the 2004 through 2006 period. The three-year average Management

Incentive Plan payout percentage, which is the performance measure we established in adopting the 2006 Plan, equaled 103%, resulting in an award of 107.5% of the award opportunities. If shareholders approve the 2006 Plan, the plan benefits for the officers, directors, and employees are reflected in the following table.

NEW PLAN BENEFITS (1)

Name and Position	Dollar Value($)	Number of Restricted Stock Units (2)
Jeffrey W. Shaw	266,063	6,898
C.E.O.

George C. Biehl	92,988	2,411
Executive Vice President/
C.F.O. & Corporate Secretary

James P. Kane	118,680	3,077
President

Thomas R. Sheets	55,685	1,444
Senior Vice President/
General Counsel

Dudley J. Sondeno	54,825	1,421
Senior Vice President/
Chief Knowledge & Technology
Officer

Executive Group (10 persons)	776,420	20,130

Non-Executive Director Group	192,850	5,000

Non-Executive Officer/	930,496	24,125
Employee Group (62 persons)

(1)	The award opportunities for 2006 Plan participants are shown in the appendix to the 2006 Plan, which is shown in Appendix A to this Proxy Statement.

(2)	The number of Restricted Stock Units granted was based on the closing price of Company common stock of $38.57, on the date of grant, on the New York Stock Exchange.

The tables below show the number of shares of Company common stock that have been and may be issued under the Company’s existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

1996 and 2002 Stock Incentive Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(Thousands of shares)
Equity compensation plans approved by security holders	957	$26.26	—
Equity compensation plans not approved by security holders	—	—	—

Total	957	$26.26	—

Management Incentive Plan
Plan category	Number of securities to be issued upon vesting of performance shares	Weighted-average grant date fair value of award	Number of securities remaining available for future issuance (1)
	(Thousands of shares)
Equity compensation plans approved by security holders	319	$24.61	—
Equity compensation plans not approved by security holders	—	—	—

Total	319	$24.61	—

(1)	No common shares are registered for this Plan, but performance shares are authorized for future grant under the terms of the Plan.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2006 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state, or local tax consequences, or additional guidance that is expected to be issued by the Treasury Department under Section 409A of the Internal Revenue Code.

Restricted Stock.    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code, and so long as the Company withholds the appropriate taxes with respect to such income (if required), and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize, as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty (30) days from the time the restricted stock is issued.

Restricted Stock Units.    Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code, and so long as the Company withholds the appropriate taxes with respect to such income (if required), and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

APPROVAL OF THE AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

(Item 3 on the Proxy Card)

The Board of Directors Recommends a VOTE FOR this Proposal

Shareholders are being asked to approve an amendment to Article IV of the Company’s Restated Articles of Incorporation increasing the number of shares of Common Stock which the Company has authority to issue from 45,000,000 shares to 60,000,000 shares. Increasing the number of shares of Common Stock will result in a total of 67,000,000 authorized shares of common, preferred and preference stock, with a total par value of $100,000,000. An affirmative vote of a majority of the shares of the Company’s Common Stock outstanding on March 6, 2007, the record date, is required to approve the proposed amendment.

As of February 5, 2007, there were 41,988,396 shares of Common Stock outstanding, and an additional 2,026,669 shares of Common Stock has been reserved for issuance under the Company’s dividend reinvestment and stock purchase plan, Option Plans, MIP, and the defined contribution pension plan. The Company also has in place an equity shelf program designed to permit the sale of Common Stock, in at-the-market offerings, at market prices at the time of sale. Approximately, 430,000 shares of Common Stock (assuming a sales price of $39 per share) are reserved for that program and an additional 400,000 shares will be reserved for the proposed 2006 Plan if approved by shareholders at this year’s Annual Meeting of Shareholders.

The proposal to increase the number of shares of authorized Common Stock is designed to ensure that the Company has the ability to issue common stock to meet a portion of its ongoing capital requirements. The Company is one of the fastest growing natural gas distribution companies in the country and needs the ability to finance a portion of the additional plant and equipment to provide service to its growing customer base through the issuance of Common Stock. The increase in authorized shares of Common Stock will also ensure that shares would be available, if needed, for issuance in connection with stock splits, stock dividends, options, warrants, rights, acquisitions, and other corporate purposes. The Board of Directors believes that the availability of additional shares for such purposes without delay or the necessity for a special shareholders meeting will be beneficial to the Company.

No further action or authorization by you, the shareholders, would be necessary prior to the issuance of the additional shares of Common Stock, unless required by applicable law, regulatory requirements, or by the rules of any stock exchange on which the Company’s securities are listed. A shareholder vote is generally required in connection with any transaction which requires an amendment to the Company’s Restated Articles of Incorporation, any merger or sale of substantially all of the assets of the Company, and any reorganization in which the Company’s shareholders would own less than five-sixths of the voting power of the surviving corporation.

The holders of any of the additional shares of Common Stock issued in the future will have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. These rights include cumulative voting rights, with respect to the election of directors, if certain conditions are met, and exclude preemptive rights with respect to the future issuance of any such additional shares.

Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock that could make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or other means. Such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the

Company. Other measures previously approved by shareholders that are designed to address change in control attempts include the Board’s ability to issue blank-check Preferred Stock and the supermajority requirements spelled out in Article IV-A of the Restated Articles of Incorporation.

Article IV-A of the Restated Articles of Incorporation requires an affirmative vote of the holders of not fewer than 85% of the outstanding share of the Company’s Common Stock to approve or authorize any business combination of the Company with any shareholder who beneficially owns 10% or more of the outstanding shares of the Company’s Common Stock, unless the business combination is approved by the requisite vote of the Board. This measure is designed to require such shareholders to negotiate with the Board in order to avoid the supermajority voting requirements imposed by Article IV-A.

Any attempt to acquire control of the Company would also be subject to state and federal regulatory approvals. Since the Company is a regulated utility, prior regulatory approvals would be required before any sale, merger, or consolidation of the Company could occur. The regulatory approval process, though not designed to protect shareholder interests, would require disclosures regarding the proposed sale, merger, or consolidation and provide additional opportunities to shareholders to evaluate any such action.

While the Company may consider effecting an equity offering of Common Stock in the proximate future for purposes of raising additional capital or otherwise, the Company, as of the date hereof and except as outlined above, has no immediate plans, arrangements, commitments, or understandings with respect to the issuance of any shares of such stock.

AUDIT COMMITTEE INFORMATION

SELECTION OF INDEPENDENT ACCOUNTANTS

(ITEM 4 ON THE PROXY CARD)

The Board of Directors Recommends a Vote FOR Ratification.

The Audit Committee has selected PricewaterhouseCoopers LLP as independent accountants for the Company for the year ending December 31, 2007, subject to ratification of the selection by you, the shareholders. To the committee’s knowledge, at no time has PricewaterhouseCoopers LLP had any direct or indirect financial interest in or connection with the Company or any of our subsidiaries other than for services rendered to the Company as described below.

The committee is composed of independent directors and meets periodically with the Company’s internal auditors and independent accountants to review the scope and results of the audit function and the policies relating to auditing procedures. In making its annual recommendation, the committee reviews both the audit scope and proposed fees for the coming year.

An affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy is necessary to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company. If the shareholders do not ratify our selection, other firms of certified public accountants will be considered and one will be selected by the committee to be the Company’s independent accountants for 2007.

During the calendar years 2005 and 2006, PricewaterhouseCoopers LLP provided the following audit, audit-related and other professional services for the Company. The cost and description of these services are as follows:

	2005	2006

Audit Fees:	$1,237,000	$1,287,000

Annual audit	300,000	300,000

404 internal control attestation	672,000	680,000

Quarterly reviews	75,000	90,000

Subsidiary audit	105,000	110,000

Comfort letters and consents	85,000	107,000

The services include the audit of the annual financial statements included in the Company’s Form 10-K, the reviews of unaudited quarterly financial statements included in the Company’s Form 10-Qs, subsidiary audits, consultation, and comfort letters for various financings and SEC filings, and the assessment of the Company’s internal control over financial reporting.

Audit-Related Fees:	$62,000	$98,000

Benefit plan audits	50,000	65,000

Affiliate rules audit	12,000	13,000

Other statutory audits (Form 2-A filings)	0	20,000

The services include benefit plan audits and statutory audits.

Tax Fees:	$26,600	$32,900

Tax return review	26,000	27,000

Tax planning and advice	600	5,900

The services include corporate tax return reviews and corporate tax planning and advice. The independent accountants’ independence is assessed with respect to tax planning and advice services to be provided, and in light of the prohibition of representing the Company on tax matters before any regulatory or judicial proceeding or providing tax services to Company executives or directors.

All Other Fees:	$0	$0

Under the committee’s charter, the committee must preapprove all Company engagements of PricewaterhouseCoopers LLP, unless an exception exists under the provisions of the Exchange Act or applicable SEC rules. At the beginning of each audit cycle, the committee evaluates the anticipated engagements of the independent accountants, including the scope of work proposed to be performed and the proposed fees, and approves or rejects each service, consistent with its Preapproval Policy, taking into account whether the services are permissible under applicable laws and the possible impact of each nonaudit service on PricewaterhouseCoopers LLP’s independence from management. The committee also considers whether the independent accountants are best positioned to provide effective and efficient service, and whether the service may enhance the Company’s ability to manage and control risk or improve audit quality. Throughout the year, the committee reviews updates of the services actually provided and fees charged by PricewaterhouseCoopers LLP.

Requests for the independent accountants to provide additional services are presented to the committee by the Company’s chief financial or accounting officer, on an as-needed basis. The committee has delegated to the chairperson of the committee the authority to evaluate and approve engagements on the committee’s behalf in the event that a need arises for preapproval between committee meetings. Approvals of additional services will be made consistent with the Preapproval Policy and will be reported to the committee at its next scheduled meeting.

Since the effective date of the preapproval process, the committee has approved, in advance, each new engagement of PricewaterhouseCoopers LLP, and none of those engagements made use of the de minimis exception to the preapproval requirement contained in the SEC rules.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders. They will have the opportunity to make statements, if they are so inclined, and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

The committee, which consists entirely of directors who meet the independence and experience requirements of the NYSE and the SEC, is furnishing the following report:

The committee assists the Board in fulfilling its oversight responsibility by reviewing the financial information provided to shareholders and others, the system of internal control which management and the Board have established, and the audit process. Management is responsible for the Company’s consolidated financial statements, for maintaining internal control over the Company’s financial reporting, and for assessing the effectiveness of that control. PricewaterhouseCoopers LLP, the Company’s independent accountants, is responsible for performing an integrated audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards, attesting to management’s assessment of and on the effectiveness of the Company’s internal control over financial reporting based on the audit, and issuing a report thereon. The committee’s role and responsibilities are to monitor and oversee these processes as set forth in a written committee charter adopted by the Board. The committee charter is available on the Company’s website at http://www.swgas.com/investorrelations and will no longer be appended to the Proxy Statement on a three-year cycle. The committee reviews and assesses the adequacy of the Charter at least annually and recommends any changes to the Board for approval.

In fulfilling our responsibilities for 2006, the committee:

*	Reviewed and discussed the audited financial statements for the year ended December 31, 2006, with management and PricewaterhouseCoopers LLP;

*	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards, SAS No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; and

*	Received written disclosures and a letter from PricewaterhouseCoopers LLP regarding their independence as required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and discussed with them their independence.

Based on the review and discussions referred to above, the committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC.

Audit Committee

Richard M. Gardner, Chair	Thomas E. Chestnut
Stephen C. Comer	James J. Kropid
Anne L. Mariucci	Carolyn M. Sparks

OTHER MATTERS TO COME BEFORE THE MEETING

If any business not described in the proxy statement should come before the Annual Meeting for your consideration, it is intended that the shares represented by our proxies will be voted in accordance with their best judgment. At the time this proxy statement was mailed, we knew of no other matter which might be presented for shareholder action at the meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

You are advised that any shareholder proposal intended for consideration at the 2008 Annual Meeting and inclusion in the Company’s proxy materials for that meeting must be received in writing by the Company on or before November 26, 2007. If you intend to offer any proposal at that meeting without using the Company’s proxy materials, written notice of your intended action has to be received by the Company on or before November 26, 2007, in order for your proposal to be considered timely and be presented to shareholders for consideration. All proposals to be submitted to shareholders must comply with applicable SEC rules. You must submit your proposals for inclusion in the Company’s proxy materials and notices to the Company to our Corporate Secretary, and it is recommended that you send it by Certified Mail, Return Receipt Requested to ensure timely delivery.

By Order of the Board of Directors

George C. Biehl Executive Vice President/Chief Financial Officer & Corporate Secretary

Appendix A

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

1. Purposes of the Plan. The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key Employees, including Officers of the Company, with incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate, and retain experienced and knowledgeable independent Directors.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the compensation committee of the Board or such other Committee appointed to administer the Plan, consisting of independent members of the Board.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Award” means the grant of Restricted Stock or Restricted Stock Units under the Plan.

(d) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means: (i) a material act of theft, misappropriation, or conversion of corporate funds committed by the Grantee; or (ii) the Grantee’s demonstrably willful, deliberate, and continued failure to follow reasonable directives of the Board or the Chief Executive Officer of the Company which are within the Grantee’s ability to perform. Notwithstanding the foregoing, for the 24-month period following a Change in Control Event, the Grantee shall not be deemed to have been terminated for Cause unless and until: (1) there shall have been delivered to the Grantee a copy of a resolution duly adopted by the Board in good faith at a meeting of the Board called and held for such purpose (after reasonable notice to the Grantee and an opportunity for the Grantee, together with his or her counsel, to be heard before the Board), finding that the Grantee was guilty of conduct set forth above and specifying the particulars thereof in reasonable detail; and (2) if the Grantee contests such finding (or a conclusion that he or she has failed to timely cure the performance in response thereto), the arbitrator, by final determination in an arbitration proceeding pursuant to Section 17 hereof, has concluded that the Grantee’s conduct met the standard for termination for Cause above and that the Board’s conduct met the standards of good faith and satisfied the procedural and substantive conditions of this Section 2(f) (collectively, the “Necessary Findings”). The Grantee’s costs of the arbitration shall be advanced by the Company and shall be repaid to the Company if the arbitrator makes the Necessary Findings.

(g) “Change in Control Event” means any of the following:

(i) The dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control Event under clause (ii) below.

(ii) A merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a Parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the

1

Company immediately before the Business Combination; and (B) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination. The shareholders before and after the Business Combination shall be determined on the presumptions that (x) there is no change in the record ownership of the Company’s securities from the record date for such approval until the consummation of the Business Combination; and (y) record owners of securities of the Company hold no securities of the other parties to such reorganization.

(iii) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than an Excluded Person, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of Directors of the Company, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (ii) above.

(iv) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(v) Notwithstanding the foregoing, prior to the occurrence of any of the events described in clause (ii) through (iv) above, the Board may determine that such an event shall not constitute a Change in Control Event for purposes of the Plan and Awards granted under it.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means the compensation committee of the Board or such other committee composed of independent members of the Board.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Southwest Gas Corporation, a California corporation, or any successor entity that adopts the Plan in connection with a Change in Control Event.

(l) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee or Director is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee or Director, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee or Director can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of: (i) any approved leave of absence; (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee or Director; or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee or Director (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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(m) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(n) “Director” means a non-Employee member of the Board or the board of directors of any Related Entity.

(o) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than one hundred and eighty (180) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(p) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Excluded Person” means (i) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (ii) the Company, or (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

(s) “Grantee” means an Employee or Director who receives an Award under the Plan.

(t) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(w) “Plan” means this 2006 Restricted Stock/Unit Plan.

(x) “Related Entity” means any Parent or Subsidiary of the Company.

(y) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(z) “Restricted Stock Units” or “Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for Shares or other securities or a combination of Shares or other securities as established by the Administrator.

(aa) “Retirement” means:

(i) with respect to Employees, a termination of an Employee’s employment with the Company or a Related Entity on or after the Employee has attained his or her early retirement date, normal retirement date, or deferred retirement date, as defined in the Retirement Plan for Employees of Southwest Gas Corporation, as amended and in effect from time to time.

(ii) with respect to non-Employee Directors, a termination of a Director’s service to the Company or a Related Entity as a Director on or after his or her “normal retirement date” which is the earlier of the first day of the month following the month in which the non-Employee Director

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(A) reaches age seventy-two (72), or (B) has completed at least ten (10) years of service (in the aggregate) to the Company or a Related Entity as a Director.

(bb) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(cc) “Share” means a share of the Common Stock.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 9 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 400,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled, or expired (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, such Shares shall become available for future grant under the Plan. During the ten (10) year period following approval of the Plan by the Company’s shareholders and to the extent not prohibited by the listing requirements of The New York Stock Exchange (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award, which are surrendered in satisfaction of tax withholding obligations incident to the vesting of an Award, shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Covered Employees, Directors and Officers. With respect to grants of Awards to Covered Employees, Directors, and Employees who are also Officers or Directors of the Company, the Plan shall be administered by a Committee designated by the Board, which Committee (A) shall be comprised solely of two or more Directors eligible to serve on a committee, making Awards qualifying as Performance-Based Compensation and (B) shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees and Directors to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

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(iii) to determine the number of Shares or Restricted Stock Units to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(viii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided, however, that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive, and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated, shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards may be granted to Employees and Directors. An Employee or Director who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6. Terms and Conditions of Awards.

(a) Designation of Award. Each Award shall be designated in the Award Agreement.

(b) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule (if any), resale restrictions applicable to the Shares issued pursuant to Awards, forfeiture provisions and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) gas segment return on equity, (xix) customer to employee ratio, (xx) customer service satisfaction, (xxi) gas segment return on equity

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compared to peer group companies, and (xxii) gas segment customer to employee ratio compared to peer group companies. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity.

(c) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase, or other form of transaction.

(d) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(e) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 20,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 9 below.

(f) Transferability of Awards. Awards shall be transferable: (i) by will and by the laws of descent and distribution; and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(g) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award.

7. Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any federal, state, local, or non-U.S. income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon vesting of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the vesting of an Award.

8. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise or issuance of an Award, the Company may require the person exercising or receiving such Award to represent and warrant, at the time of any such exercise or issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

9. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or

6

which have been returned to the Plan, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for: (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number of Shares subject to an Award.

10. Change in Control Event. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control Event, each Award which is at the time outstanding under the Plan automatically shall: (i) become fully vested and be released from any repurchase, forfeiture or transfer restrictions; and (ii) with respect to Restricted Stock Units, be converted in full to Shares, immediately prior to the specified effective date of such Change in Control Event, for all of the Shares or Units at the time represented by such Award.

11. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated. Continuance of the Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Awards may be granted under the Plan upon its becoming effective, but any Award granted before shareholder approval is obtained shall be rescinded if shareholders fail to approve the Plan at the next shareholder meeting that occurs after the Plan is adopted by the Board.

12. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend, or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee.

13. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related

7

Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

15. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

16. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

17. Arbitration and Litigation.

(a) Any dispute, controversy or claim arising out of or in respect to this Plan (or its validity, interpretation or enforcement) or the subject matter hereof must be submitted to and settled by arbitration conducted before a single arbitrator (chosen from a list of arbitrators provided by the American Arbitration Association with each party hereto taking alternate strikes and the remaining arbitrator hearing the dispute). The arbitration will be conducted in Clark County, Nevada, in accordance with the then current rules of the American Arbitration Association or its successor. The arbitration of such issues, including the determination of any amount of damages suffered, will be final and binding upon the parties to the maximum extent permitted by law. The arbitrator in such action will not be authorized to change or modify any provision of the Plan. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The arbitrator will award reasonable legal fees and expenses (including arbitration costs) to the prevailing party upon application therefor. The parties consent to the jurisdiction of the Supreme Court of the State of Nevada and of the U.S. District Court for the District of Nevada for all purposes in connection with arbitration, including the entry of judgment of any award.

(b) Except as may be necessary to enter judgment upon the award or to the extent required by applicable law, all claims, defenses and proceedings (including, without limiting the generality of the foregoing, the existence of the controversy and the fact that there is an arbitration proceeding) shall be treated in a confidential manner by the arbitrator, the parties and their counsel, and each of their agents and employees, and all others acting on behalf or in concert with them. Without limiting the generality of the foregoing, no one shall divulge to any third party or person not directly involved in the arbitration, the contents of the pleadings, papers, orders, hearings, trials, or awards in the arbitration, except as may be necessary to enter judgment upon an award as required by applicable law. Any court proceedings relating to the arbitration hereunder, including, without limiting the generality of the foregoing, to prevent or compel arbitration to perform, correct, vacate or otherwise enforce an arbitration award, shall be filed under seal with the court, to the extent permitted by law.

IN WITNESS WHEREOF, the Company has executed this Plan document effective the 19th day of September 2006.

SOUTHWEST GAS CORPORATION

By	/s/ JEFFREY W. SHAW
Jeffrey W. Shaw, C.E.O.

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PLAN APPENDIX A

Target Award Opportunity for each Grantee

Position	% of Year-End Base Salary	Range of Award Grant* (As a % of Year-End Base Salary)
Chief Executive Officer	45	22.5 to 67.5
President	30	15.0 to 45.0
Executive Vice President	25	12.5 to 37.5
Senior Vice President	20	10.0 to 30.0
Vice President	15	7.5 to 22.5
Other Participants	10	5.0 to 15.0
Non-Employee Directors		500 Restricted Stock or Stock Units

*

Awards granted pursuant to the Plan will range from 50 to 150% percent of the target award opportunity for each participant, other than non-Employee Directors, established for the initial award. The actual award will be determined based on the three-year average Management Incentive Plan payout percentage (MIP Payout Percentage) for the three years immediately preceding the award determination date. The threshold to earn an award will be a MIP Payout Percentage of 90. The award will increase by 5% for each one percentage point increase in the MIP Payout Percentage until such percentage equals 100, then the increase will be reduced to 2 1/2% for each percentage point increase through 120.

*	Awards granted pursuant to the Plan to Directors will be set at 500 Restricted Stock or Stock Units per year.

*	Once the Awards are established, they will be converted into Restricted Stock or Stock Units, based on the closing price of Common Stock on the New York Stock Exchange on the Award date.

Vesting Schedule of Awards:

(a) Awards to Employees.

(i) With respect to Awards to Employees, unless otherwise set forth in the Award Agreement or in an amendment to this Appendix A, the Shares or Units subject to an Award shall vest and be paid out in Common Stock over a three (3) year period as follows: forty percent (40%) of the Shares or Units subject to the Award shall vest on the 4th of January following the date the award is granted (the “Vesting Commencement Date”) and thirty percent (30%) of the Shares or Units subject to the Award shall vest on each of the second and third anniversaries of the Vesting Commencement Date.

(ii) During any authorized leave of absence, the vesting of the Shares or Units awarded to Employees only as provided above shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Shares or Units shall resume upon the Employee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Shares or Units shall be extended by the length of the suspension.

(iii) Notwithstanding the foregoing, in the event the Employee’s Continuous Service terminates as the result of death, Retirement, or Disability, 100% of the Shares or Units shall become fully vested and no longer subject to forfeiture to the Company. In addition, 100% of the Shares or Units shall become fully vested and no longer subject to forfeiture to the Company immediately prior to a Change in Control Event.

(iv) In addition, with respect to Grantees who are Senior Vice Presidents or above only, in the event such Grantee’s Continuous Service terminates as a result of Good Reason, 100% of the Shares or Units shall become fully vested and no longer subject to forfeiture to the Company.

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(v) With respect to Restricted Stock Units, awards shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on the Common Stock. Any such notional dividends shall be valued as of the date on which they are credited to the Employee and reallocated to acquire additional Units. Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Award Agreement as if such Units had been issued on the date of such Award, if any.

For purposes of the Plan, “Good Reason” shall mean, with respect to Employees who are employed in senior vice president level positions and above, (i) a reduction by the Company in the Grantee’s base salary as in effect on the date hereof, or (ii) any material breach of any material provision of any employment agreement between the Grantee and the Company by the Company which is not cured within sixty (60) days after written notice of such breach by the Grantee to the Company.

(b) Awards to Directors. Subject to the Director’s Continuous Service, Awards shall vest in accordance with either of the following schedules:

(i) Forty percent (40%) of the Shares or Units subject to the Award shall vest on the 4th of January following the date the award is granted (the “Vesting Commencement Date”), and thirty percent (30%) on each of the second and third anniversaries of the Vesting Commencement Date. Vesting of the Shares or Units shall accelerate so that one hundred percent (100%) of the Shares or Units subject to the Award shall vest (a) immediately prior to a Change in Control Event or (b) upon termination of the Director’s Continuous Service as a result of death, Disability or Retirement. With respect to Restricted Stock Units, the conversion of the Units into Shares, however, will not occur until the Director’s Continuous Service terminates, or immediately prior to a Change in Control Event.

(ii) With respect to Restricted Stock Units, awards shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on the Common Stock. Any such notional dividends shall be valued as of the date on which they are credited to the Director and reallocated to acquire additional Units. Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Award Agreement as if such Units had been issued on the date of such Award, if any.

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NOTICE OF

RESTRICTED STOCK UNIT AWARD — EMPLOYEES

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

[FOR EMPLOYEES THROUGH VICE PRESIDENTS - REMOVE THIS LINE BEFORE USE]

NOTICE OF RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”), attached hereto, as follows. Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Award Number

Date of Award

Total Number of Restricted Stock Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, and the Plan, the Units will “vest” in accordance with the following schedule:

Forty percent (40%) of the Units subject to the Award shall vest on the 4th of January following the Date of Award (the “Vesting Commencement Date”) and thirty percent (30%) of the Units subject to the Award shall vest on each of the second and third anniversaries of the Vesting Commencement Date.

Notwithstanding the foregoing, in the event the Grantee’s Continuous Service terminates as the result of death, Retirement, or Disability, 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company. In addition, in the event of a Change in Control Event, vesting shall accelerate in accordance with Section 3(a) of the Agreement.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company. If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

During any authorized leave of absence, the vesting of the Units as provided in this schedule shall be suspended (to the extent permitted under Section 409A of the Code) after the leave of absence exceeds a period of three (3) months. The Vesting Schedule of the Units shall be extended by the length of the suspension. Vesting of the Units shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity; provided, however, that if the leave of absence exceeds six (6) months, and a return to service upon expiration of such leave is not guaranteed by statute or contract, then (a) the Grantee’s Continuous Service shall be deemed to terminate on the first date following such six-month period and (b) the Grantee will forfeit the Units that are unvested on the date of the Grantee’s termination of Continuous Service. An authorized leave of absence shall include sick leave, military leave, or other bona fide leave of absence (such as temporary employment by the government).

In the event of the Grantee’s change in status from Employee to consultant or Director, the determination of whether such change in status results in a termination of Continuous Service will be determined in accordance with Section 409A of the Code.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason other than death, Disability, or Retirement. In the event the Grantee terminates Continuous Service for any reason other than death, Disability, or Retirement, any Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Units and shall have all rights and interest in or related thereto without further action by the Grantee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Southwest Gas Corporation, a California corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD, OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement, and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, and the Plan. The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period,” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Grantee: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan, and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Grantee has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents; and (iv) acknowledges that the Grantee is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

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The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan, and the Agreement shall be resolved by the Administrator in accordance with Section 9 of the Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 10 of the Agreement. The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

3

Award Number:

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK UNIT AGREEMENT

1. Issuance of Units.    Southwest Gas Corporation, a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2. Transfer Restrictions.    The Units may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Company. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Grantee.

3. Conversion of Units and Issuance of Shares.

(a) General.    Subject to Section 3(b), one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”) upon the earlier of: (i) vesting; or (ii) immediately prior to the specified effective date of a Change in Control Event (as defined in the Plan) which also constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A of the Code) of the Company. Immediately thereafter, or as soon as administratively feasible, the Company will transfer such Shares to the Grantee upon satisfaction of any required tax or other withholding obligations.

(b) Delay of Conversion.    The conversion of the Units to Common Stock under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of Common Stock would constitute a violation of federal securities laws or other Applicable Law. If the conversion of the Units to Common Stock is delayed by the provisions of this Section 3(b), the conversion of the Units to Common Stock shall occur at the earliest date at which the Company reasonably anticipates issuing the Common Stock will not cause a violation of federal securities laws or other Applicable Law. For purposes of this Section 3(b), the issuance of Common Stock that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c) Delay of Issuance of Shares.    The Company shall have the authority to delay the issuance of any shares of Common Stock under this Section 3 to the extent it deems necessary or appropriate to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “key employees” of certain publicly-traded companies); in such event, any shares of Common Stock to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issued on the first business day following the expiration of such six (6) month period.

(d) Right to Shares; Dividends.    The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock), issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee; provided, however, that the Grantee’s Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Shares. Any such notional dividends shall be valued as of the date on which they are credited to the

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Grantee and reallocated to acquire additional Units. Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Notice, as if such Units had been issued on the Date of Award.

4. Accelerated Conversion of Units and Issuance of Shares.    To the extent permitted under Code Section 409A, in its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares at any time this Agreement fails to meet the requirements of Section 409A of the Code and the corresponding regulations. Notwithstanding the foregoing, the accelerated distribution of Shares upon conversion of vested Units to the Grantee under this Section 5 shall not exceed the number of Shares with a value equal to the amount required to be included as income by the Grantee as a result of the failure to meet the requirements of Section 409A of the Code and the corresponding regulations.

5. Taxes.

(a) Tax Liability.    The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b) Payment of Withholding Taxes.    Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i) By Share Withholding.    The Grantee authorizes the Company to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee, the number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii) By Sale of Shares.    Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

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Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Grantee by the Company and/or a Related Entity.

6. Entire Agreement; Governing Law.    The Notice, the Plan, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Construction.    The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

8. Administration and Interpretation.    Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

9. Venue and Waiver of Jury Trial.    The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, or this Agreement shall be brought in the United States District Court for the District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the county in which the Company is located), and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action, or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING. If any one or more provisions of this Section 10 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

10. Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service, or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

11. Amendment and Delay to Meet the Requirements of Section 409A.    The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable.

END OF AGREEMENT

6

NOTICE OF

RESTRICTED STOCK UNIT AWARD — EXECUTIVES

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

[FOR EXECUTIVE OFFICERS - SENIOR VICE PRESIDENT AND ABOVE - REMOVE THIS LINE BEFORE USE]

NOTICE OF RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”), attached hereto, as follows. Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Award Number

Date of Award

Total Number of Restricted Stock Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, and the Plan, the Units will “vest” in accordance with the following schedule:

Forty percent (40%) of the Units subject to the Award shall vest on the 4th of January following the Date of Award (the “Vesting Commencement Date”) and thirty percent (30%) of the Units subject to the Award shall vest on each of the second and third anniversaries of the Vesting Commencement Date.

Notwithstanding the foregoing, in the event the Grantee’s Continuous Service terminates as the result of death, Retirement, or Disability, 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company. In addition, in the event of a Change in Control Event, vesting shall accelerate in accordance with Section 3(a) of the Agreement.

In addition, in the event the Grantee terminates his or her Continuous Service for “Good Reason” (as defined in Appendix A of the Plan), 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company. If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

During any authorized leave of absence, the vesting of the Units as provided in this schedule shall be suspended (to the extent permitted under Section 409A of the Code) after the leave of absence exceeds a period of three (3) months. The Vesting Schedule of the Units shall be extended by the length of the suspension. Vesting of the Units shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity; provided, however, that if the leave of absence exceeds six (6) months, and a return to service upon expiration of such leave is not guaranteed by statute or contract, then (a) the Grantee’s Continuous Service shall be deemed to terminate on the first date following such six-month period and (b) the Grantee will forfeit the Units that are unvested on the date of the Grantee’s termination of Continuous Service. An authorized leave of absence shall include sick leave, military leave, or other bona fide leave of absence (such as temporary employment by the government).

In the event of the Grantee’s change in status from Employee to consultant or Director, the determination of whether such change in status results in a termination of Continuous Service will be determined in accordance with Section 409A of the Code.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason other than death, Disability, Retirement, or termination of such service by the Grantee for Good Reason. In the event the Grantee terminates Continuous Service for any reason other than death, Disability, Retirement, or termination of such service by the Grantee for Good Reason, any Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Units and shall have all rights and interest in or related thereto without further action by the Grantee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Southwest Gas Corporation, a California corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD, OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement, and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, and the Plan. The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period,” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees

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that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Grantee: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan, and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Grantee has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents; and (iv) acknowledges that the Grantee is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan, and the Agreement shall be resolved by the Administrator in accordance with Section 9 of the Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 10 of the Agreement. The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

3

Award Number:

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK UNIT AGREEMENT

1. Issuance of Units.    Southwest Gas Corporation, a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2. Transfer Restrictions.    The Units may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Company. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Grantee.

3. Conversion of Units and Issuance of Shares.

(a) General.    Subject to Section 3(b), one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”) upon the earlier of: (i) vesting; or (ii) immediately prior to the specified effective date of a Change in Control Event (as defined in the Plan) which also constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A of the Code) of the Company. Immediately thereafter, or as soon as administratively feasible, the Company will transfer such Shares to the Grantee upon satisfaction of any required tax or other withholding obligations.

(b) Delay of Conversion.    The conversion of the Units to Common Stock under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of Common Stock would constitute a violation of federal securities laws or other Applicable Law. If the conversion of the Units to Common Stock is delayed by the provisions of this Section 3(b), the conversion of the Units to Common Stock shall occur at the earliest date at which the Company reasonably anticipates issuing the Common Stock will not cause a violation of federal securities laws or other Applicable Law. For purposes of this Section 3(b), the issuance of Common Stock that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c) Delay of Issuance of Shares.    The Company shall have the authority to delay the issuance of any shares of Common Stock under this Section 3 to the extent it deems necessary or appropriate to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “key employees” of certain publicly-traded companies); in such event, any shares of Common Stock to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issued on the first business day following the expiration of such six (6) month period.

(d) Right to Shares; Dividends.    The Grantee shall not have any right in, to, or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee; provided, however, that the Grantee’s Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Shares. Any such notional dividends shall be valued as of the date on which they are credited to the Grantee

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and reallocated to acquire additional Units. Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Notice, as if such Units had been issued on the Date of Award.

4. Accelerated Conversion of Units and Issuance of Shares.    To the extent permitted under Code Section 409A, in its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares at any time this Agreement fails to meet the requirements of Section 409A of the Code and the corresponding regulations. Notwithstanding the foregoing, the accelerated distribution of Shares upon conversion of vested Units to the Grantee under this Section 5 shall not exceed the number of Shares with a value equal to the amount required to be included as income by the Grantee as a result of the failure to meet the requirements of Section 409A of the Code and the corresponding regulations.

5. Taxes.

(a) Tax Liability.    The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b) Payment of Withholding Taxes.    Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i) By Share Withholding.    The Grantee authorizes the Company to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee, the number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii) By Sale of Shares.    Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

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Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Grantee by the Company and/or a Related Entity.

6. Entire Agreement; Governing Law.    The Notice, the Plan, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Construction.    The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

8. Administration and Interpretation.    Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

9. Venue and Waiver of Jury Trial.    The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, or this Agreement shall be brought in the United States District Court for the District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the county in which the Company is located), and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action, or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING. If any one or more provisions of this Section 10 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

10. Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service, or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

11. Amendment and Delay to Meet the Requirements of Section 409A.    The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable.

END OF AGREEMENT

6

NOTICE OF

RESTRICTED STOCK UNIT AWARD — DIRECTORS

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

[FOR DIRECTORS - REMOVE THIS LINE BEFORE USE]

NOTICE OF RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), and the Restricted Stock Unit Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Award Number

Date of Award

Total Number of Restricted Stock Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, and the Plan, the Units will “vest” in accordance with the following schedule:

Forty percent (40%) of the Units subject to the Award shall vest on the 4th of January following the Date of Award (the “Vesting Commencement Date”), and thirty percent (30%) on each of the second and third anniversaries of the Vesting Commencement Date. Vesting of the Units shall accelerate so that one hundred percent (100%) of the Units subject to the Award shall vest (i) immediately prior to a Change in Control Event or (ii) upon termination of the Director’s Continuous Service as a result of death, Disability or Retirement. As provided in Section 3 of the Agreement, the conversion of the Units into Shares, however, will not occur until the Director’s Continuous Service terminates, or immediately prior to a Change in Control Event.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company. If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

In the event of the Grantee’s change in status from Director to consultant or Employee, the determination of whether such change in status results in a termination of Continuous Service will be determined in accordance with Section 409A of the Code.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason other than death, Disability or Retirement. In the event the Grantee terminates Continuous Service for any reason other than death, Disability or Retirement, any Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Units and shall have all rights and interest in or related thereto without further action by the Grantee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Southwest Gas Corporation, a California corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT NOR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Grantee: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Grantee has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies of the Plan Documents; and (iv) acknowledges that the Grantee is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan, and the Agreement shall be resolved by the Administrator in accordance with Section 9 of the Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 10 of the Agreement. The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

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Award Number:

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK UNIT AGREEMENT

1. Issuance of Units.    Southwest Gas Corporation, a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”), an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2. Transfer Restrictions.    The Units may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Company. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Grantee.

3. Conversion of Units and Issuance of Shares.

(a) General.    Subject to Section 3(b), one share of Common Stock shall be issuable for each vested Unit subject to the Award (the “Shares”) upon the earlier of: (i) termination of the Grantee’s Continuous Service; or (ii) immediately prior to the specified effective date of a Change in Control Event (as defined in the Plan) which also constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A of the Code) of the Company. Immediately thereafter, or as soon as administratively feasible, the Company will transfer such Shares to the Grantee upon satisfaction of any required tax or other withholding obligations. Any unvested Units remaining as of the date the Award is converted to Shares shall be forfeited.

(b) Delay of Conversion.    The conversion of the Units to Common Stock under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of Common Stock would constitute a violation of federal securities laws or other Applicable Law. If the conversion of the Units to Common Stock is delayed by the provisions of this Section 3(b), the conversion of the Units to Common Stock shall occur at the earliest date at which the Company reasonably anticipates issuing the Common Stock will not cause a violation of federal securities laws or other Applicable Law. For purposes of this Section 3(b), the issuance of Common Stock that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c) Delay of Issuance of Shares.    The Company shall have the authority to delay the issuance of any shares of Common Stock under this Section 3 to the extent it deems necessary or appropriate to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “key employees” of certain publicly-traded companies); in such event, any shares of Common Stock to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issued on the first business day following the expiration of such six (6) month period.

(d) Right to Shares; Dividends.    The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee; provided, however, that the Grantee’s Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Shares. Any such notional dividends shall be valued as of the date on which they are credited to the Grantee

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and reallocated to acquire additional Units. Such additional Units shall vest in accordance with the Vesting Schedule set forth in the Notice, as if such Units had been issued on the Date of Award.

4. Accelerated Conversion of Units and Issuance of Shares.    The following circumstances shall permit an accelerated conversion of the Units and the issuance of Shares:

(a) Unforeseeable Emergency.    In the event of an Unforeseeable Emergency, the Administrator may, in its sole discretion, permit the conversion of vested Units and the corresponding issuance of the number of Shares to the Grantee equal in value to an amount no greater than the amount necessary to satisfy the emergency plus any taxes reasonably anticipated as a result of the distribution. For purposes of this Section 5(a), “Unforeseeable Emergency” shall mean an unforeseeable emergency as defined in Code Section 409(a)(2)(B)(ii)(I) (as limited by Code Section 409A(a)(2)(B)(ii)(II)), the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

(b) Domestic Relations Order.    In its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares to an individual other than the Grantee as may be necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B)).

(c) Conflict of Interest.    In its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares as may be necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2)).

(d) Income Inclusion under Section 409A of the Code.    To the extent permitted under Code Section 409A, in its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares at any time this Agreement fails to meet the requirements of Section 409A of the Code and the corresponding regulations. Notwithstanding the foregoing, the accelerated distribution of Shares upon conversion of vested Units to the Grantee under this Section 5(d) shall not exceed the number of Shares with a value equal to the amount required to be included as income by the Grantee as a result of the failure to meet the requirements of Section 409A of the Code and the corresponding regulations.

(e) Dissolution or Bankruptcy.    To the extent permitted under Code Section 409A, the Administrator shall have the authority, in its sole discretion, to terminate this Agreement and convert vested Units into a distribution of Shares to the Grantee for all of the Shares subject to this Agreement or, if applicable, to his or her beneficiary within twelve (12) months of a corporate dissolution taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(a). Any unvested Units shall be forfeited upon such termination of this Agreement. The total value of the accelerated distribution of Shares under this Section 5(e) must be included in the Grantee’s gross income in the latest of:

(A) The calendar year in which the Agreement is terminated; or

(B) The calendar year in which the issuance of the Shares is administratively practicable.

(f) Termination of the Plan by the Company.    To the extent permitted under Code Section 409A, the Administrator shall have the authority, in its sole discretion, to terminate this Agreement and convert vested Units into a distribution of Shares to the Grantee for all of the Shares subject to this Agreement to the Grantee or, if applicable, to his or her beneficiary provided that:

(A) All arrangements sponsored by the Company that would be aggregated with the Plan under Proposed Regulation Section 1.409A-1(c) and all other published interpretive authority as issued or amended from time to time if all Grantees under the Plan participated in all of the arrangements are terminated;

(B) No payments other than issuance of the Shares hereunder and the payments under the other aggregated arrangements if the termination had not occurred are made within twelve (12) months of the termination of the Plan and the other aggregated arrangements;

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(C) All issuance of Shares subject to Awards under the Plan and payments under the other aggregated arrangements are made within twenty-four (24) months of the termination of the Plan and the other aggregated arrangements; and

(D) The Company does not adopt a new arrangement that would be aggregated with the Plan and any other terminated arrangements under Proposed Regulation Section 1.409A-1(c) and all other published interpretive authority as issued or amended from time to time if Grantees under the Plan had participated in both arrangements, at any time within five (5) years following the date of termination of the Plan and the other terminated arrangements.

5. Taxes.

(a) Tax Liability.    The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b) Payment of Withholding Taxes.    Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i) By Share Withholding.    The Grantee authorizes the Company to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee, the number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii) By Sale of Shares.    Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Grantee by the Company and/or a Related Entity.

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6. Entire Agreement; Governing Law.    The Notice, the Plan, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Construction.    The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

8. Administration and Interpretation.    Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

9. Venue and Waiver of Jury Trial.    The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, or this Agreement shall be brought in the United States District Court for the District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the county in which the Company is located), and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action, or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING. If any one or more provisions of this Section 10 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

10. Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service ,or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

11. Amendment and Delay to Meet the Requirements of Section 409A.    The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable.

END OF AGREEMENT

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APPENDIX B

PROPOSED AMENDMENT TO ARTICLE IV OF THE

RESTATED ARTICLES OF INCORPORATION

OF SOUTHWEST GAS CORPORATION

PROPOSED AMENDMENT TO ARTICLE IV

OF THE RESTATED ARTICLES OF INCORPORATION

OF SOUTHWEST GAS CORPORATION

If the proposal to amend the Restated Articles of Incorporation, Item 3 on your proxy card, is approved, Article IV of the Company’s Restated Articles of Incorporation will read as follows:

IV.

This corporation is authorized to issue three classes of shares of stock, to be designated respectively, as “Preferred Stock;” “Preference Stock;” and “Common Stock.” The total number of shares which this corporation shall have authority to issue is 67,000,000 and the aggregate par value of all shares that are to have a par value shall be $100,000,000. The number of shares of Preferred Stock shall be 5,000,000 and without par value; the number of shares of Preference Stock shall be 2,000,000 and shall have a par value of each share of said class of $20; the number of shares of Common Stock shall be 60,000,000, and shall have a par value of each share of said class of $1.

1. PREFERRED STOCK

Except as otherwise provided by law, shares of Preferred Stock, in preference to the holders of the Preference Stock and the Common Stock, may be issued from time to time, in one or more series, and the Board of Directors of the corporation is authorized to fix or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any such series.

2. PREFERENCE STOCK

Except as otherwise provided by law, shares of Preference Stock, in preference to the holders of the Common Stock, may be issued from time to time, in one or more series, and the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, or the liquidation preferences of any wholly unissued series, together with the designation of any such series, and the number of shares which shall constitute any such unissued series, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of that series.

3. COMMON STOCK

Except as otherwise provided by law, shares of Common Stock may be issued from time to time, in one or more series, and the Board of Directors of the corporation is authorized to fix the initial dividend rate of any wholly unissued series together with the designation of any such series and the number of shares which shall constitute any unissued series, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issuance of that series.

Dividends on all series of Common Stock shall have the same record and payment dates, and no dividends may be paid on any series unless dividends at the rates required hereby are paid concurrently on all series. No series of Common Stock shall have preference over any other series as to the payment of dividends, but the amount of dividends paid may vary among the series outstanding.

All shares of Common Stock outstanding at the date hereof are hereby designated as, and shall hereafter continue to be Original Common Stock, and all shares of Common Stock at any time authorized

B-1

but unissued, until and unless otherwise designated by the Board of Directors, shall be and continue to be Original Common Stock, for a total of 60,000,000 shares of this series. Unless otherwise designated by the Board of Directors, all shares of Common Stock hereafter issued and all shares of Common Stock which the corporation may become obligated to issue upon the conversion of any security convertible into Common Stock and/or upon the exercise of options, warrants or rights to purchase Common Stock shall be considered to be Original Common Stock.

Subject to the voting rights and other rights, preferences, and privileges above provided in this Article IV with respect to the Preferred Stock and the Preference Stock, and except as otherwise provided by law, shares of all series of Common Stock and/or the holders thereof shall have full voting rights and powers for the election of directors and for all other purposes, voting together as a single class irrespective of series, and, subject to the provisions specified hereinabove, shall be entitled to receive dividends as and when they are declared by the Board of Directors. Upon liquidation, distribution, or winding up of the corporation, the assets of the corporation available for distribution to the holders of the Common Stock shall be distributed ratably among the holders of all shares of the Common Stock at the time outstanding irrespective of and without reference to series. The Common Stock shall have no conversion, subscription or preemptive rights, nor shall it be subject to redemption, call or assessment.

B-2

The Board of Directors recommends a vote FOR the Nominees and Proposals 2, 3 & 4.

1. VOTE BY TELEPHONE

** QUICK ** EASY ** IMMEDIATE ** Call toll-free 1-800-660-7809 ANYTIME until midnight on May 2, 2007. There is NO CHARGE to you for this call.

•	Option A: To vote as the Board of Directors recommends on ALL proposals: Press 1.

•	Option B: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

Proposal 1: To vote for ALL nominees, Press 1; to WITHHOLD FOR ALL nominees, Press 9; to WITHHOLD FOR AN

INDIVIDUAL nominee, Press 0 and listen to the instructions.

Proposals 2, 3 & 4:  For each Proposal, to vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0.

When asked, you must confirm your vote for each item by pressing 1.

2. VOTE BY INTERNET

Our internet address is: www.proxyvoting.com/swg

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. There is no need to mail back your proxy card.

3. VOTE BY MAIL

Mark, sign and date your Proxy card and return promptly in the enclosed envelope.

ò Please detach here to Vote by Mail ò

The Board of Directors Recommends a Vote FOR the Nominees.

1. ELECTION OF DIRECTORS

01 George C. Biehl	04 Richard M. Gardner	07 Michael O. Maffie	10 Jeffrey W. Shaw

02 Thomas E. Chestnut	05 LeRoy C. Hanneman, Jr.	08 Anne L. Mariucci	11 Carolyn M. Sparks

03 Stephen C. Comer	06 James J. Kropid	09 Michael J. Melarkey	12 Terrence L. Wright

☐ FOR ALL      ☐ FOR ALL EXCEPT *[                                                  ]      ☐ WITHHOLD AUTHORITY FOR ALL

*Note:	To withhold authority to vote for a particular nominee, mark the FOR ALL EXCEPT Box and enter the number next to the name(s) of the exceptions in the space provided. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not listed.

The Board of Directors Recommends a vote FOR this Proposal.

2.	To APPROVE the 2006 Restricted Stock/Unit Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors Recommends a vote FOR this Proposal.

3.	To APPROVE amending the Articles of Incorporation to increase the number of authorized shares of Common Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors Recommends a vote FOR this Proposal.

4.	To APPROVE the selection of PricewaterhouseCoopers LLP as independent accountants of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(IMPORTANT–SIGNATURE REQUIRED ON REVERSE SIDE)

SOUTHWEST GAS CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

To be Held Thursday, May 3, 2007 at 10:00 a.m. PDT

PALMS CASINO RESORT

4321 West Flamingo Road

Las Vegas, Nevada 89103

Please refer to the back of this Proxy Card for Voting Instructions

If you plan to attend the Annual Meeting, please keep this portion of this Proxy Card to be used as your Admission Ticket to the meeting.

Please detach here to Vote by Mail

Proxy

The undersigned hereby revokes all previously granted proxies and appoints LeRoy C. Hanneman, Jr. and James J. Kropid as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated by telephone, by internet or by mail, all the shares of common stock of the undersigned at the Annual Meeting of Shareholders, and at any adjournments thereof; and at their discretion, with authorization to vote such shares on any other matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted in the manner directed by the shareholder(s). If no direction is made by telephone, by internet or by mail, this proxy will be voted FOR the listed Nominees (Proposal 1) and Proposals 2, 3 and 4. Further, if cumulative voting rights for the election of directors (Proposal 1) are exercised at the meeting, the Proxies, unless otherwise instructed, will cumulatively vote their shares as explained in the Proxy Statement.

Dated: , 2007
(Signature)

(Signature, if held jointly)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.